united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices)

(Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive. Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	513-587-3400

Date of fiscal year end:	09/30

Date of reporting period:	09/30/20

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

September 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from the financial intermediary that services your shareholder account. Instead, the reports may be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may be eligible to elect to receive shareholder reports and other communications from the Fund or the financial intermediary that services your shareholder account electronically. If you would like to sign up for electronic delivery of shareholder communications, please contact the Fund or your financial intermediary for instructions.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling Shareholder Services at 1-800-470-1029. If you hold your account with a financial intermediary, you will need to contact that intermediary or follow instructions included with this document to continue receiving paper copies of shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Fund Adviser:

Pekin Hardy Strauss, Inc.
161 N. Clark Street, Suite 2200
Chicago, IL 60601

Toll Free (800) 470-1029

www.appleseedfund.com

November 18, 2020

Dear Appleseed Shareholder,

“It’s the economy, stupid!”

– James Carville

The reputations for presidents in the annals of history often rise and fall with the fluctuations in the economy. As President George H.W. Bush would tell you from personal experience, the health of the economy plays a significant role in determining the potential re-election of an incumbent president and the public’s historical view of each president. With regards to popularity, political strategist James Carville wisely and succinctly made the statement set forth above. Because of the strong tie between the economy and approval ratings, presidential elections have become a typical crossroads for assessing the economic record of the incumbent president. Furthermore, we believe that no president in history has tied the success of his Administration to the economy and the stock market more than President Donald J. Trump.

In recent months, we have received an increasing number of questions about the election, with investors asking us what will likely happen to their investment portfolios if President Trump or former Vice President Joe Biden wins the election.

Our view is that presidents maintain far less control over the economy or the markets than most people think. Economic growth and stock market performance remain highly dependent on where the country is in the economic cycle. We believe that the president has little influence over the technological and demographic forces that impact the economy. Moreover, the president cannot unilaterally set interest rates, print money, make laws, pass spending bills, and change the tax code; the president needs the cooperation of Congress and the Federal Reserve to accomplish such actions.

The economic tools solely available to the president are limited to using his bully pulpit, nominating Federal Reserve governors, conducting foreign policy, and signing executive orders. Indeed, Trump has aggressively used all these

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tools in an attempt to bolster economic growth. Nevertheless, the causation between such presidential actions and economic results is often uncertain and difficult to prove with any kind of confidence.

The chart set forth below depicts the stock market returns throughout U.S. history, depending on the party affiliation of the president and the Congress. Importantly, this data involves cobbling together several indices over a long period during which the economy and the two major political parties were continually evolving. In addition, past performance is not an indicator of future performance. For these reasons, we harbor our doubts that these figures can be relied upon to forecast future returns of the stock market or make investment decisions.

Significant differentials in stock market performance exist between the two political parties in the first two years of a presidency, but, by the end of the presidential term, these differentials have essentially vanished. Stock market returns have been stronger under Democratic presidents than under Republican presidents, but not by much (0.2% differential per year).

Over a more recent period from 1926 to 2019, occupancy of the White House was roughly shared between the parties; the United States had a Republican president for 46 years and a Democratic president for 48 years. Over that more recent period, the average annual return for the S&P 500 Index under a Republican president was 9.1%, while a Democratic president oversaw S&P 500 annual returns of 14.9%.1 The performance differential compared to the data set forth above is due to several factors, including but not limited to the

Sources: Dow Jones, Standard & Poor’s, Cowlin Commission, FMR.

1	Source: Standard & Poor’s.

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facts that Republicans held the Oval Office during both the Financial Crisis and the Great Depression and that Democrats presided over the subsequent recoveries.

Breaking down these returns by the individual president, Democratic President Bill Clinton boasted the highest annual S&P 500 Index returns under his tenure; the stock market climbed 17.2% per year under Clinton. Bringing up the rear was Republican President Herbert Hoover, who took power right before the Great Depression began; the stock market return generated an annual return of negative 27.2% while Hoover was in office.2

As previously mentioned, the president has far less control over the capital markets than most people assume. Clinton did not catalyze the mass commercialization of the Internet or cause a large portion of the Baby Boomer generation to be at their maximum earnings potential during his presidency. Most historians do not pin the Great Depression on Hoover’s shoulders; rather, the lion’s share of the blame was attributed to an inadequate monetary response by the Federal Reserve and an insufficient fiscal stimulus by Congress until years later. Importantly, Clinton benefited from the lucky timing of a stock market bubble peaking as he left office, while Hoover suffered from the unfortunate timing of a stock market bubble peaking as he arrived in office. The data simply does not bear out singular credit to Clinton or blame to Hoover for the investment returns generated under their respective tenures.

Overall, history suggests that markets seem to ignore the party affiliation of the president. Government policies supported by the president do put their imprint on the economy, but lasting policy fingerprints usually affect the economy and the markets over a long period and generally are the result of bipartisan legislative compromises.

Commonalities Between the Candidates

In an election season, it is easy to identify policy differences as they are highlighted in political ads, news articles, and debates. Nevertheless, when it comes to the economy and the markets, we would suggest that certain similarities exist between the two presidential candidates.

2	Source: Standard & Poor’s.

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First, the hard line drawn on trade with China by Trump is likely to expand with a Trump second term. His trade policies promote mercantilism, and he uses protectionism to defend U.S. industries from foreign competition and reduce the U.S. trade deficit. A President Biden would likely ease U.S./China tensions to a certain degree, likely in coalition with other key trading partners. However, given policymaker rhetoric on both sides of the political spectrum on this issue and increasing skepticism of China’s intentions with voters, it is reasonable to question whether Trump’s approach towards China would soften much under Biden.

Second, no matter who wins the election, powerful technology companies are expected to face increased government pressure. President Trump would likely accelerate the broad-scale regulatory scrutiny of technology companies that marked his first term, in our view. That effort has included allegations of anti-conservative free speech limitations, antitrust investigations of Alphabet and Facebook, and actions against Chinese-controlled Internet companies such as TikTok and WeChat. Biden has also been somewhat critical of the American technology behemoths; he has said that he would support stricter antitrust oversight and privacy rules.

Third, both candidates are predisposed towards an increased government deficit. As shown in the graph to the right, the Congressional Budget Office has projected that public debt is on track to hit almost 200% of GDP by 2050 with no changes to tax or spending policies, a height currently achieved only by Japan in the developed world. If re-elected, we believe Trump would likely seek further tax cuts and a $2 trillion infrastructure spending program to stimulate the economy. In contrast, Biden has proposed that he would roll back Trump’s

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signature tax cuts while also supporting a more than $3 trillion recovery bill to address budget holes in state and local governments, grants and loans to small businesses, and climate-friendly infrastructure investments.

Fourth, regardless of the election, we believe that the Federal Reserve will almost certainly monetize increasing U.S. deficits by expanding its balance sheet to buy Treasuries with newly printed electronic money. The Federal Reserve’s dovish monetary policies are likely to result in near-zero interest rates during most if not all of the next presidential term and, relatedly, continued financial speculation along with an increased risk of higher inflation.

Economic Policy Divergences

To be fair, these are the primary economic commonalities between these two Presidential candidates; from an economic perspective, they stray from one another most significantly regarding taxes and regulatory oversight. Indeed, there is a myriad of other differences between Trump and Biden, but, again, the purpose of this analysis is to specifically highlight the major economic and market impacts associated with these candidates.

As previously mentioned, these two candidates are opposed to one another with regard to the tax policy. Trump wants taxes to remain low (or possibly go lower), and Biden wants the wealthy and corporations to pay higher taxes. We would reiterate that any tax change would require a bill passed by Congress.

During the Trump presidency, regulations generally have been loosened across the board. Whether the regulations entail oil drilling restrictions in the Arctic National Wildlife Refuge, financial compliance rules, manufacturing pollutant regulations, etc., the Trump presidency has cut red tape everywhere possible. Trump’s role as deregulation champion has made it easier for companies to conduct business and expand profits, albeit with negative externalities related to such loosened regulations. Should Biden become president, we believe he would likely reverse many of Trump’s regulatory changes.

Asset Class Impacts

Both Biden and Trump would try to enact policies that will inevitably impact the financial markets, but that impact would be felt over a far more extended period. In the face of COVID-19 and record-breaking deficits, the Federal Reserve has communicated that it is unlikely to raise interest rates for years,

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thus providing easy money for investors to speculate and for companies looking to expand. Regardless of who occupies the White House over the next four years, interest rates are likely to remain painfully low for years, and, therefore, returns from Treasury bonds are likely to be anemic.

Continued low corporate taxes and increased deregulation should have a marginally positive impact on earnings for U.S. companies. Thus, on the surface, one might come to the logical conclusion that a Trump presidency would likely be better for stock investment returns. However, the historical data provided above simply does not support that point. Stock returns over the next four years are far more likely to be driven by stretched valuations, weak demographic trends, Federal Reserve actions, the continued spread of COVID-19, productivity, inflation, and other factors that are simply out of control of one person. In our view, it is not possible to say with any certainty which presidential candidate would be better for the stock market.

Regardless of who the president is, we think gold prices should continue to grind upwards. As discussed in our last quarterly commentary, today’s environment remains conducive to rising gold prices. Helicopter money is falling at an accelerating pace, thus causing inflationary pressures that boost gold. On an inflation-adjusted basis, interest rates are negative and are poised to stay that way for years. Gold is under-owned and offers significant portfolio diversification for investors.

In the final analysis, there is little data to base investment decisions on which candidate we think might win the White House or which party will likely control either house of Congress. We remain focused on making long-term investments in high-quality companies that are reasonably priced. In the context of the health of the stock market, the presidential race is mostly noise.

Performance and Portfolio Changes

Over the past twelve months, Appleseed Fund Investor Class and Institutional Class have both underperformed the MSCI World Index. Our overweight in commodity related companies, in value stocks, and in stocks with emerging market exposure have hurt the Fund’s relative performance over the past twelve months, and particularly during Q2, offset partially by strong performance with the Fund’s gold holdings. Beyond that, the portfolio had exposure to the travel industry that were particularly hard hit by COVID-19.

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Within our equity portfolio, the biggest contributors to the Fund’s performance over the past year were Evercore (EVR), Ardelyx (ARDX), and TPI Composites (TPIC). Evercore and TPI Composites were big winners in part because we initiated new positions during Q2 when the market was depressed. Ardelyx has been a top contributor because the company continued to demonstrate to investors an increasingly valuable drug pipeline. Nevertheless, after appreciating considerably over the past twelve months, we believe intrinsic value for Ardelyx is significantly higher than the current share price.

The most significant detractors to performance over the past year have been Criteo (CRTO), Spirit Airlines (SAVE), and Weibo (WB). Of these three, Spirit Airlines hurt the most, and did so for obvious reasons in hindsight. We were too slow to sell Spirit Airlines as the risks of a pandemic increased during the month of February. We have since sold our position in Spirit Airlines common shares and have replaced it with an ownership in the convertible bonds, where our downside is more protected should COVID-19 keep flyers away from air travel for an extended period of time.

During the recent quarter, we sold Appleseed’s position in Hyundai Home Shopping, after concluding that the company was never going to return any of the company’s excess cash to shareholders. Even without a dividend or share buyback, we would have been content to see the company making investments and acquisitions which added value. Unfortunately, management’s acquisitions have been ill advised, and we have little confidence that this will change in the future.

During the recent quarter, we also initiated new positions in Coherent, ScanSource, and CF Industries. Coincidentally, we have owned all three of these positions in the past and sold them for a satisfactory profit for Appleseed Fund investors. All three are high quality companies with reasonably strong fundamentals that are trading at a highly discounted price. We were glad we sold these companies when their share prices were trading above intrinsic value, and we are hoping to have the opportunity to do this again.

Coherent designs and manufactures laser systems for electronic OEMs that produce OLED flat panel displays and industrial customers. The most interesting part of this business is the OLED business, as demand for OLED

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screens is expected to increase significantly in the future, and Coherent is the only company that provides laser annealing equipment that allows for inexpensive OLED screens. Not only are OLED screens a higher quality viewing screen, but the energy efficiency of these screens allows for far longer mobile device battery life. However, in the short run, Coherent’s revenues have been hurt due to COVID-19 related business interruptions, giving us the opportunity to re-invest in Coherent at a significantly discounted price.

Our overall asset allocation remains roughly the same as it was on June 30. We have invested the majority of the portfolio in undervalued value stocks, but we continue to have about 20% in dry powder in the form of cash and gold, which we hope to deploy when stock buying opportunities increase. Given the ongoing economic impact of COVID-19 and the valuation of the overall stock market, the near term outlook for stocks is highly uncertain.

We are ever grateful for the loyalty and trust of Appleseed Fund shareholders. To be a successful investor, a long-term perspective is required. To be a successful portfolio manager, shareholders with a long-term perspective are required. We are fortunate to have a shareholder base with wisdom and patience, which in turn allows us to invest with wisdom and patience. Thank you.

If you have any questions, please do not hesitate to reach out to Colin Rennich, our Director of Sales. His email address is colin@appleseedfund.com.

Thank you again for your continued support and your trust in our ability to manage your Appleseed Fund investment.

Sincerely,

Billy Pekin, CFA

Adam Strauss, CFA

Josh Strauss, CFA

Shaun Roach, CFA

As of 09/30/2020, the Fund’s Top Ten Holdings can be found at www.appleseedfund.com.

Current and future portfolio holdings are subject to risk.

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Investments in international markets present special risks, including currency fluctuation, the potential for diplomatic and political instability, regulatory and liquidity risks, foreign taxation, and differences in auditing or other financial standards. Risks of foreign investing are generally intensified for investments in emerging markets. Value investing involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time.

Small and Mid-Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

Diversification does not ensure a profit or guarantee against loss.

Investments in commodities such as gold may be affected by overall market movements, changes in interest rates, and other factors such as embargoes and international economic and political developments. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. These instruments may subject the Fund to greater volatility than investments in traditional securities.

The views and opinions expressed in this material are those of the authors. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. These opinions are current as of the date of this letter but are subject to change. There is no guarantee that any forecasts or opinions in this material will be realized. Information should not be construed as investment advice nor be considered a recommendation to buy, sell or hold any particular security.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-800-470-1029.

Distributed by Ultimus Fund Distributors, LLC (Member FINRA).

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INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns(a) (for the periods ended September 30, 2020)
	One Year	Five Year	Ten Year	Since Inception (12/08/06)	Since Inception (1/31/11)
Appleseed Fund
Investor Class	-5.37%	3.66%	4.15%	4.91%	N/A
Institutional Class	-5.20%	3.86%	N/A	N/A	4.21%
MSCI World Index(b)	10.41%	10.48%	9.37%	5.64%	8.50%

				Expense Ratios (c)
				Investor Class	Institutional Class
Gross				1.47%	1.22%
With Applicable Waivers				1.25%	1.06%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Appleseed Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 470-1029.

(a)

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performances would have been lower.

(b)

The MSCI World Index (the “Index”) is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. An individual cannot invest directly in the Index. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios, which include acquired fund fees and expenses of 0.11%, are from the Fund’s prospectus dated January 28, 2020. Pekin Hardy Strauss, Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 0.95% of the Fund’s average daily net assets through January 31, 2021. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect

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INVESTMENT RESULTS – continued (Unaudited)

at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. This expense cap may not be terminated prior to this date except by the Board of Trustees. Additional information pertaining to the Fund’s expense ratios as of September 30, 2020 can be found in the financial highlights, which do not include acquired fund fees and expenses.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling (800) 470-1029.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

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INVESTMENT RESULTS – continued (Unaudited)

Comparison of the Growth of a $10,000 Investment in the Appleseed Fund - Investor Class and the MSCI World Index

This graph shows the value of a hypothetical initial investment of $10,000 made on September 30, 2010 for the Investor Class and held through September 30, 2020. The MSCI World Index (the “Index”) is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index. However, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (800) 470-1029. The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the investment company and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

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INVESTMENT RESULTS – continued (Unaudited)

Comparison of the Growth of a $100,000 Investment in the Appleseed Fund - Institutional Class and the MSCI World Index

This graph shows the value of a hypothetical initial investment of $100,000 made on January 31, 2011 (commencement of operations) for the Institutional Class and held through September 30, 2020. The MSCI World Index (the “Index”) is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index. However, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (800) 470-1029. The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the investment company and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

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FUND HOLDINGS – (Unaudited)

Appleseed Fund Holdings as of September 30, 2020(a)

(a)	As a percentage of net assets.

The Fund invests primarily in a portfolio of equity securities of companies that are undervalued in the opinion of the Adviser. The investment objective of the Fund is long-term capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

14

APPLESEED FUND SCHEDULE OF INVESTMENTS September 30, 2020
Common Stocks — 76.83%	Shares	Fair Value
France — 3.97%
Communications — 3.97%
Bollore SA	900,000	$3,364,447
Total France		3,364,447
Germany — 2.56%
Consumer Discretionary — 2.56%
Continetal AG	20,000	2,168,856
Total Germany		2,168,856
Israel — 6.86%
Industrials — 2.96%
Ituran Location and Control Ltd.	180,000	2,505,600
Technology — 3.90%
Silicom Ltd.(a)	102,000	3,303,780
Total Israel		5,809,380
Japan — 2.72%
Technology — 2.72%
Sony Corp. - ADR	30,000	2,302,500
Total Japan		2,302,500
Russia — 8.18%
Financials — 8.18%
Moscow Exchange MICEX-RTS PJSC	1,450,000	2,731,233
Sberbank of Russia PJSC - ADR	190,000	2,220,150
Sberbank of Russia PJSC - ADR	170,000	1,983,900
Total Russia		6,935,283
South Korea — 11.49%
Communications — 5.02%
SK Telecom Co. Ltd. - ADR	190,000	4,259,800
Technology — 6.47%
Samsung Electronics Co. Ltd.	110,000	5,490,330
Total South Korea		9,750,130
United Kingdom — 3.19%
Health Care — 3.19%
Urovant Sciences Ltd.(a)	290,000	2,708,600
Total United Kingdom		2,708,600
United States — 37.86%
Communications — 3.11%
Alphabet, Inc., Class A(a)	1,800	2,638,080

See accompanying notes which are an integral part of these financial statements.

15

APPLESEED FUND SCHEDULE OF INVESTMENTS – continued September 30, 2020
Common Stocks — 76.83% — continued	Shares	Fair Value
Consumer Discretionary — 0.92%
Hudson Technologies, Inc.(a)	570,000	$655,500
ScanSource, Inc.(a)	6,400	126,912
		782,412
Energy — 2.39%
TPI Composites, Inc.(a)	70,000	2,027,200
Financials — 8.08%
Air Lease Corp.	60,000	1,765,200
Annaly Capital Management, Inc.	300,000	2,136,000
Evercore Partners, Inc., Class A	45,000	2,945,700
		6,846,900
Health Care — 5.42%
Heron Therapeutics, Inc.(a)	310,000	4,594,200
Industrials — 0.51%
Titan International, Inc.	150,000	433,500
Materials — 6.16%
CF Industries Holdings, Inc.	75,000	2,303,250
Mosaic Co. (The)	160,000	2,923,200
		5,226,450
Pharmaceuticals — 6.31%
Ardelyx, Inc.(a)	1,020,000	5,355,000
Real Estate — 1.69%
Jones Lang LaSalle, Inc.	15,000	1,434,900
Technology — 3.27%
Coherent, Inc.(a)	25,000	2,773,250
Total United States		32,111,892

TOTAL COMMON STOCKS (Cost $59,494,556)		65,151,088

Closed End Funds — 8.87%

Canada — 8.87%
Sprott Physical Gold Trust (Canada)(a)	500,000	7,525,000

TOTAL CLOSED-END FUNDS (Cost $5,833,552)		7,525,000

See accompanying notes which are an integral part of these financial statements.

16

APPLESEED FUND SCHEDULE OF INVESTMENTS – continued September 30, 2020
Exchange Traded Funds — 4.43%	Shares	Fair Value
United States — 4.43%
Perth Mint Physical Gold ETF	200,000	$3,760,000

TOTAL EXCHANGE-TRADED FUNDS (Cost $3,411,108)		3,760,000

Corporate Bonds — 3.21%	Principal Amount
Calvert Impact Capital, Inc., 1.50%, 2/15/2021(b)	$100,000	100,000
Spirit Airlines, Inc., 4.75%, 5/15/2025(b)	1,800,000	2,624,373

TOTAL CORPORATE BONDS
(Cost $1,887,423)		2,724,373

Certificate of Deposit — 2.13%
Community Bank, 1.85%, 10/15/2020(c)	1,054,964	1,054,964
Community Development Bank, 0.35%, 3/8/2021	250,000	250,000
Self-Help Federal Credit Union, 0.25%, 11/28/2020	250,000	250,000
Spring Bank, 1.00%, 3/29/2021	250,000	250,000

TOTAL CERTIFICATE OF DEPOSIT
(Cost $1,804,964)		1,804,964

See accompanying notes which are an integral part of these financial statements.

17

APPLESEED FUND SCHEDULE OF INVESTMENTS – continued September 30, 2020
Money Market Funds — 3.53%	Shares	Fair Value
Federated Hermes Government Obligations Fund, Institutional Class, 0.01%(d)	2,989,866	$2,989,866

TOTAL MONEY MARKET FUNDS
(Cost $2,989,866)		2,989,866

Total Investments — 99.00%
(Cost $75,421,469)		83,955,291

Other Assets in Excess of Liabilities — 1.00%		850,818

Net Assets — 100.00%		$84,806,109

(a)	Non-income producing security.
(b)	Illiquid security. The total fair value of these securities as of September 30, 2020 was $2,724,373, representing 3.21% of net assets.
(c)

Certificates of Deposit purchased through Certificate of Deposit Account Registry Service (“CDARS”). Deposits occur in increments below the standard Federal Deposit Insurance Corporation (“FDIC”) insurance maximum so that both principal and interest are FDIC Insured.

(d)	Rate disclosed is the seven day effective yield as of September 30, 2020.

ADR — American Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.

18

APPLESEED FUND STATEMENT OF ASSETS AND LIABILITIES September 30, 2020
Assets
Investments in securities, at fair value (cost $75,421,469)	$83,955,291
Cash at broker	846,776
Receivable for fund shares sold	1,774
Receivable for investments sold	265,719
Dividends and interest receivable	158,803
Tax reclaims receivable	48,579
Prepaid expenses	12,062
Total Assets	85,289,004
Liabilities
Payable for fund shares redeemed	226,620
Payable for investments purchased	149,586
Payable to Adviser, net of waiver	40,102
Payable for Administrative Service Plan fees, Investor Class, net of waiver	4,871
Payable to Administrator	11,562
Other accrued expenses	50,154
Total Liabilities	482,895
Net Assets	$84,806,109
Net Assets consist of:
Paid-in capital	96,485,326
Accumulated deficit	(11,679,217)
Net Assets	$84,806,109
Net Assets: Investor Class	$30,358,892
Shares outstanding (unlimited number of shares authorized, no par value)	2,637,617
Net asset value, offering and redemption price per share(a)	$11.51
Net Assets: Institutional Class	$54,447,217
Shares outstanding (unlimited number of shares authorized, no par value)	4,701,544
Net asset value, offering and redemption price per share(a)	$11.58

(a)	The Fund charges a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

19

APPLESEED FUND STATEMENT OF OPERATIONS For the year ended September 30, 2020
Investment Income
Dividend income (net of foreign taxes withheld of $279,101)	$1,363,638
Interest income	70,661
Total investment income	1,434,299

Expenses
Adviser	1,032,623
Administrative services plan, Investor Class	111,451
Administration	84,773
Custodian	55,878
Registration	47,628
Fund accounting	44,066
Transfer agent	36,000
Report printing	32,824
Audit and tax	22,100
Legal	20,429
Trustee	12,930
Chief Compliance Officer	8,500
Insurance	3,599
Pricing	3,237
Interest	67
Miscellaneous	45,628
Total expenses	1,561,733
Fees waived by Adviser	(299,002)
Administrative services plan waiver	(26,748)
Net operating expenses	1,235,983

Net investment income	198,316

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	(13,262,105)
Foreign currency translations	(63,700)
Futures contracts	(76,483)
Change in unrealized appreciation on:
Investment securities	2,995,733
Foreign currency translations	3,944
Futures contracts	104,032
Net realized and unrealized gain (loss) on investment securities, foreign currency translations and futures contracts	(10,298,579)
Net decrease in net assets resulting from operations	$(10,100,263)

See accompanying notes which are an integral part of these financial statements.

20

APPLESEED FUND STATEMENTS OF CHANGES IN NET ASSETS
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Increase (Decrease) in Net Assets due to:

Operations
Net investment income	$198,316	$1,425,034
Net realized loss on investment securities, written options, securities sold short, foreign currency translations and futures contracts	(13,402,288)	(131,392)
Change in unrealized appreciation (depreciation) on investment securities, written options, securities sold short, foreign currency translations and futures contracts	3,103,709	(2,688,682)
Net decrease in net assets resulting from operations	(10,100,263)	(1,395,040)

Distributions to Shareholders from Earnings:
Investor Class	(1,534,893)	(6,503,371)
Institutional Class	(2,864,466)	(8,550,820)
Total distributions	(4,399,359)	(15,054,191)

Capital Transactions - Investor Class
Proceeds from shares sold	4,215,536	17,002,077
Reinvestment of distributions	1,494,295	6,381,956
Amount paid for shares redeemed	(24,886,651)	(40,301,020)
Proceeds from redemption fees(a)	3,173	28,036
Total Investor Class	(19,173,647)	(16,888,951)

Capital Transactions - Institutional Class
Proceeds from shares sold	9,774,899	28,559,492
Reinvestment of distributions	2,715,132	8,197,515
Amount paid for shares redeemed	(42,014,609)	(32,029,591)
Proceeds from redemption fees(a)	9,133	7,041
Total Institutional Class	(29,515,445)	4,734,457
Net decrease in net assets resulting from capital transactions	(48,689,092)	(12,154,494)
Total Decrease in Net Assets	(63,188,714)	(28,603,725)

See accompanying notes which are an integral part of these financial statements.

21

APPLESEED FUND STATEMENTS OF CHANGES IN NET ASSETS – continued
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Net Assets
Beginning of year	$147,994,823	$176,598,548
End of year	$84,806,109	$147,994,823

Share Transactions - Investor Class
Shares sold	375,152	1,345,615
Shares issued in reinvestment of distributions	116,833	512,195
Shares redeemed	(2,228,256)	(3,217,057)
Total Investor Class	(1,736,271)	(1,359,247)

Share Transactions - Institutional Class
Shares sold	820,131	2,262,584
Shares issued in reinvestment of distributions	211,294	654,754
Shares redeemed	(3,738,785)	(2,554,647)
Total Institutional Class	(2,707,360)	362,691
Net decrease in shares outstanding	(4,443,631)	(996,556)

(a)	The Fund charges a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

22

APPLESEED FUND — INVESTOR CLASS FINANCIAL HIGHLIGHTS
(For a share outstanding during each period)

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Selected Per Share Data:
Net asset value, beginning of year	$12.51	$13.77
Investment operations:
Net investment income(a)	0.01 (b)	0.08
Net realized and unrealized gain (loss) on investments	(0.64)	(0.15)
Total from investment operations	(0.63)	(0.07)
Less distributions to shareholders from:
Net investment income	(0.37)	(0.01)
Net realized gains	—	(1.19)
Total distributions	(0.37)	(1.20)
Paid in capital from redemption fees	— (c)	0.01
Net asset value, end of year	$11.51	$12.51
Total Return(d)	(5.37)%	(0.44)%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$30,359	$54,725
Ratio of net expenses to average net assets(e)(f)	1.14%	1.14%
Ratio of expenses to average net assets before waiver and reimbursement(e)	1.45%	1.36%
Ratio of net investment income to average net assets(e)	0.06%	0.72%
Portfolio turnover rate(g)	89%	79%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Calculation based on the average number of shares outstanding during the period.
(c)	Rounds to less than $0.005 per share.
(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(f)

Excluding dividend and interest expense, the ratios of net expenses to average net assets were 1.14%, 1.14%, 1.14%, 1.14% and 1.14% for the fiscal years ended September 30, 2020, 2019, 2018, 2017 and 2016, respectively.

(g)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

23

For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016

$13.05	$12.22	$11.40

0.08	0.15	0.03
0.79	0.85	1.07
0.87	1.00	1.10

(0.09)	(0.17)	—
(0.06)	— (c)	(0.28)
(0.15)	(0.17)	(0.28)
— (c)	— (c)	— (c)
$13.77	$13.05	$12.22
6.68%	8.37%	9.90%

$78,955	$86,898	$103,650
1.25%	1.27%	1.16%
1.45%	1.48%	1.39%
0.64%	1.33%	0.27%
85%	56%	82%

See accompanying notes which are an integral part of these financial statements.

24

APPLESEED FUND — INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
(For a share outstanding during each period)

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Selected Per Share Data:
Net asset value, beginning of year	$12.59	$13.86
Investment operations:
Net investment income(a)	0.03 (b)	0.14
Net realized and unrealized gain (loss) on investments	(0.65)	(0.18)
Total from investment operations	(0.62)	(0.04)
Less distributions to shareholders from:
Net investment income	(0.39)	(0.04)
Net realized gains	—	(1.19)
Total distributions	(0.39)	(1.23)
Paid in capital from redemption fees	— (c)	— (c)
Net asset value, end of year	$11.58	$12.59
Total Return(d)	(5.20)%	(0.28)%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$54,447	$93,269
Ratio of net expenses to average net assets(e)(f)	0.95%	0.95%
Ratio of expenses to average net assets before waiver and reimbursement(e)	1.20%	1.11%
Ratio of net investment income to average net assets(e)	0.23%	0.95%
Portfolio turnover rate(g)	89%	79%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Calculation based on the average number of shares outstanding during the period.
(c)	Rounds to less than $0.005 per share.
(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(f)

Excluding dividend and interest expense, the ratios of net expenses to average net assets were 0.95%, 0.95%, 0.95%, 0.95% and 0.95% for the fiscal years ended September 30, 2020, 2019, 2018, 2017 and 2016, respectively.

(g)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares

See accompanying notes which are an integral part of these financial statements.

25

For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016

$13.14	$12.31	$11.47

0.12	0.18	0.06
0.77	0.86	1.08
0.89	1.04	1.14

(0.11)	(0.21)	(0.02)
(0.06)	— (c)	(0.28)
(0.17)	(0.21)	(0.30)
— (c)	— (c)	— (c)
$13.86	$13.14	$12.31
6.85%	8.59%	10.18%

$97,643	$91,492	$88,846
1.06%	1.08%	0.97%
1.20%	1.23%	1.14%
0.86%	1.56%	0.46%
85%	56%	82%

See accompanying notes which are an integral part of these financial statements.

26

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS
September 30, 2020

NOTE 1. ORGANIZATION

Appleseed Fund (the “Fund”) was organized as a non-diversified series of Unified Series Trust (the “Trust”) on September 11, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Pekin Hardy Strauss, Inc. (the “Adviser”), formerly Pekin Singer Strauss Asset Management, Inc. The investment objective of the Fund is to provide long-term capital appreciation.

The Fund currently offers two classes of shares, Investor Class and Institutional Class. Investor Class shares were first offered to the public on December 8, 2006; and Institutional Class shares were first offered to the public on January 31, 2011. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the Board. The primary difference between the two classes is attributable to the administrative service fee arrangements for the Investor Class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

Non-Diversification Risk – The Fund is non-diversified, which means it may invest a greater percentage of its assets in a fewer number of stocks as compared to other mutual funds that are more broadly diversified. As a result, the Fund’s share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual stock in the Fund’s portfolio may have a significant negative impact on the Fund’s performance.

27

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2020

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

28

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2020

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

Short Sales – The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including exchange traded funds (“ETFs”) and futures. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert, or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board, or otherwise cover its position in a permissible manner. The Fund will be required to pledge its liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Dividend expenses on securities sold short and borrowing costs are not covered under the Adviser’s expense limitation agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not

29

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2020

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended September 30, 2020, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from Real Estate Investment Trusts (“REITs”) and distributions from Limited Partnerships are recognized on the ex-date. The calendar year end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from Limited Partnerships is reclassified in the components of net assets upon receipt of K-1’s. Discounts and

30

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2020

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Redemption Fees – The Fund charges a 2.00% redemption fee, applicable to each share class, for shares redeemed within 90 calendar days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily net asset value (“NAV”) calculation.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or NAV per share of the Fund.

For the fiscal year ended September 30, 2020, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Paid-In Capital	Accumulated Earnings (Deficit)
$ 131,443	$ (131,443)

31

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2020

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

32

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2020

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS — continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value

33

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2020

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS — continued

as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Certificates of deposit are priced at their original cost, which approximates their fair value, through maturity date. These securities will be classified as Level 2 securities.

Option contracts are generally traded on an exchange and are generally valued at the last trade price, as provided by a pricing service. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. The option contracts will generally be categorized as Level 1 securities unless the market is considered inactive or the absence of a last bid or ask price, in which case, they will be categorized as Level 2 securities.

Futures contracts that the Fund invests in are valued at the settlement price established each day by the board of trade or exchange on which they are traded, and when the market is considered active, will generally be categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number

34

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2020

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS — continued

of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2020:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$65,151,088	$—	$—	$65,151,088
Closed End Funds	7,525,000	—	—	7,525,000
Exchange-Traded Funds	3,760,000	—	—	3,760,000
Corporate Bonds	—	2,724,373	—	2,724,373
Certificate of Deposit	—	1,804,964	—	1,804,964
Money Market Funds	2,989,866	—	—	2,989,866
Total	$79,425,954	$4,529,337	$—	$83,955,291

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. DERIVATIVE TRANSACTIONS

The Fund may engage in options and futures transactions, which are sometimes referred to as derivative transactions. The Fund uses derivative instruments for any purpose consistent with its investment objective, such as for hedging or obtaining interest rate exposure. The Fund also may use derivative instruments to obtain market exposure (that is, for speculative purposes rather than hedging). The Adviser may establish a position in the derivatives market as a substitute for buying, selling, or holding certain securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than traditional securities would.

35

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2020

NOTE 4. DERIVATIVE TRANSACTIONS — continued

Currency Futures Contracts – The Fund may enter into currency futures contracts (long and short) to hedge its foreign currency exposure during the period. A currency futures contract involves an obligation to purchase or sell a specific currency at a future date. Such contracts are used to sell unwanted currency exposure that comes from holding securities in a market. The contracts are marked to market daily and change in value is recorded as unrealized appreciation or depreciation. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When a currency futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the currency exchange rates. Cash held at broker as of September 30, 2020, is held for collateral for futures transactions and is restricted from withdrawal. There were no futures held as of September 30, 2020.

Written Options Contracts – The Fund may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

36

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2020

NOTE 4. DERIVATIVE TRANSACTIONS — continued

The following tables identify the location and effect of derivative instruments on the Statement of Operations for the fiscal year ended September 30, 2020. There were no derivatives held by the Fund as of September 30, 2020.

For the fiscal year ended September 30, 2020:

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Long futures contracts	Net realized and change in unrealized gain (loss) on futures contracts	$(76,483)	$104,032
Equity Price Risk:
Purchased option contracts	Net realized gain and change in unrealized appreciation (depreciation) on investment securities	$159,808	$—

The following summarizes the average ending monthly fair value of derivatives outstanding during the fiscal year ended September 30, 2020:

Derivatives	Average Ending Monthly Fair Value/ Notional Value
Purchased options contracts(a)	$143,419
Long futures contracts(b)	2,497,894

(a)	Average based on the eight months during the year that had activity.
(b)	Average based on the two months during the year that had activity.

37

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2020

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.85% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2020, before the waiver described below, the Adviser earned a fee of $1,032,623 from the Fund. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 0.95% of the Fund’s average daily net assets through January 31, 2021. For the fiscal year ended September 30, 2020, the Adviser waived fees of $299,002. At September 30, 2020, the Adviser was owed $40,102 from the Fund for advisory services.

Each fee waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date in which that particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of September 30, 2020 the Adviser may seek repayment of investment

38

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2020

NOTE 5. FEES AND OTHER TRANSACTIONS
WITH AFFILIATES — continued

advisory fees waived and expense reimbursements pursuant to the aforementioned conditions, from the Fund no later than the dates stated below:

Recoverable through
September 30, 2021	$244,926
September 30, 2022	260,817
September 30, 2023	299,002

Ultimus Fund Solutions, LLC (the “Administrator”) provides the Fund with administration, fund accounting, transfer agent and compliance services, including all regulatory reporting. For the fiscal year ended September 30, 2020, the Administrator earned fees of $84,773 for administration services, $44,066 for fund accounting services, and $36,000 for transfer agent services. At September 30, 2020, the Fund owed the Administrator $11,562 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Each Trustee of the Trust receives annual compensation of $2,290 per fund from the Trust, except that the Independent Chairman of the Board, the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each receives annual compensation of $2,740 per fund from the Trust. Prior to January 1, 2020, these fees were $2,070 and $2,520 for non-chairmen and chairmen, respectively. Trustees also receive $1,000 for attending each special in-person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

One Trustee and certain officers of the Trust are employees of the Administrator or Ultimus Fund Distributors, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. The Distributor operates as a wholly-owned subsidiary of the Administrator.

39

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2020

NOTE 5. FEES AND OTHER TRANSACTIONS
WITH AFFILIATES — continued

An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an officer or employee of the Administrator or the Distributor, are not paid by the Trust for services to the Fund.

The Fund has adopted an Administrative Services Plan with respect to Investor Class shares, pursuant to which the Fund pays an annual fee of 0.25% of the average daily net assets of the Fund’s Investor Class shares to the Adviser to compensate financial intermediaries who provide administrative services to the Investor Class shareholders. The Adviser has contractually agreed to waive its receipt of payments under the Administrative Services Plan, to the extent such payments exceed an annual rate of 0.19% of the average daily net assets of Investor Class shares. This contractual waiver is in effect through January 31, 2021. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that have entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s Investor Class shares. For purposes of the Administrative Services Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Investor Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Investor Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. For the fiscal year ended September 30, 2020, the Investor Class incurred Administrative Services fees of $111,451 ($84,703 after waiver described above). At September 30, 2020, $4,871 was owed to the Adviser pursuant to the Administrative Services Plan.

The Trust, with respect to the Investor Class shares of the Fund, has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, pursuant to which the Fund is authorized to pay a fee of up to 0.25% of the average daily net assets of the Investor Class shares of the Fund to the Fund’s Adviser or any bank, broker-dealer, investment adviser or other financial intermediary that assists the Fund in the sale and distribution of

40

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2020

NOTE 5. FEES AND OTHER TRANSACTIONS
WITH AFFILIATES — continued

its Investor Class shares or that provides shareholder servicing. The Fund does not currently intend to activate the Plan, but may do so upon 60 days’ notice to shareholders. If the Plan is activated, these fees will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s assets on an on-going basis.

NOTE 6. INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2020, purchases and sales of investment securities, other than short-term investments were as follows:

Purchases	$101,123,556
Sales	$152,284,470

NOTE 7. FEDERAL TAX INFORMATION

At September 30, 2020, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross unrealized appreciation	$11,426,140
Gross unrealized depreciation	(5,151,796)
Net unrealized appreciation on investments	$6,274,344

Tax cost of investments	$77,680,947

The tax character of distributions paid for the fiscal years ended September 30, 2020 and September 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income(a)	$4,399,359	$855,220
Long-term capital gains	—	14,198,971
Total distributions paid	$4,399,359	$15,054,191

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

41

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2020

NOTE 7. FEDERAL TAX INFORMATION — continued

At September 30, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,376,725
Accumulated capital and other losses	(19,331,482)
Unrealized appreciation on investments	6,275,540
Total accumulated earnings	$(11,679,217)

At September 30, 2020, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and basis adjustments for investments in passive foreign investment companies.

As of September 30, 2020, the Fund had short-term and long-term capital loss carryforwards available to offset future gains, not subject to expiration, in the amount of $16,177,848 and $3,153,634, respectively.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

42

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Appleseed Fund and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of Appleseed Fund (the “Fund”), a series of Unified Series Trust, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used

43

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM – continued

and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2007.

COHEN & COMPANY, LTD.
Chicago, Illinois
November 25, 2020

44

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2020 through September 30, 2020.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

45

SUMMARY OF FUND EXPENSES – continued (Unaudited)

		Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period(a)	Annualized Expense Ratio
Investor Class	Actual	$ 1,000.00	$ 1,270.40	$ 6.47	1.14%
	Hypothetical (b)	$ 1,000.00	$ 1,019.30	$ 5.76	1.14%
Institutional Class	Actual	$ 1,000.00	$ 1,272.50	$ 5.40	0.95%
	Hypothetical (b)	$ 1,000.00	$ 1,020.25	$ 4.80	0.95%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

46

ADDITIONAL FEDERAL INCOME
TAX INFORMATION – (Unaudited)

The Form 1099-DIV you receive in January 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 41.43% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2020 ordinary income dividends, 4.55% qualifies for the corporate dividends received deduction.

47

TRUSTEES AND OFFICERS – (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 - present), a Donor Advised Fund.

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Daniel J. Condon (1950) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, December 2002 to present

Current: Retired (2017 - present)

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company (2016); Chief Executive Officer of Standard Steel LLC (2011 - 2015); Director of Standard Steel Holdings Co., which owns Standard Steel LLC (2011 - 2016); Director of International Crankshaft Inc. (2004 - 2016).

Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present	Current: President and founder of Hippenstiel Investment Counsel LLC (“Hippenstiel”) since 2008. Hippenstiel was registered as an investment adviser from 2008 to December 31, 2019.
Stephen A. Little (1946) Independent Trustee, December 2002 to present; Chairman, December 2004 to December 2016	Current: President and founder of The Rose, Inc., a registered investment adviser, since 1993.

48

TRUSTEES AND OFFICERS – continued (Unaudited)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 24 series.

The following table provides information regarding the interested Trustee and Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present; Interested Trustee, August 2020 to present	Current: SVP of Client Strategies of Ultimus Fund Solutions, LLC, since 2013.
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, since 2019.

Previous: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (2015 - 2019); Manager, Fund Administration, Huntington Asset Services, Inc. (2011 - 2015).

Elisabeth Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016. Previous: Attorney, Cincinnati, OH (2009 - 2016).
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since 2011.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

49

MANAGEMENT AGREEMENT
RENEWAL – (Unaudited)

The Appleseed Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, has considered the approval of the continuance of the Fund’s management agreement with its investment adviser, Pekin Hardy Strauss, Inc. (“Pekin”).

The Board requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the continuance of the management agreement.

The Trustees held a teleconference on August 13, 2020 to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the management agreement between the Trust and Pekin. At the Trustees’ quarterly meeting held in August 2020, the Board interviewed certain executives of Pekin, including Pekin’s Chief Compliance Officer and its Portfolio Manager. After discussion, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Pekin (the “Independent Trustees”), approved the continuance of the management agreement between the Trust and Pekin for an additional year. The Trustees’ approval of the continuance of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)

The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Pekin provides to the Fund, which include, but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of Pekin’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at Pekin who provide services to the Fund. They noted Pekin managed the uncertainty presented in March by obtaining a PPP Loan and has kept everyone employed

50

MANAGEMENT AGREEMENT
RENEWAL – continued (Unaudited)

with no interruption in service. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by Pekin to the Fund.

(ii)

Fund Performance. The Trustees next reviewed and discussed the Fund’s performance for periods ended June 30, 2020. The Trustees observed that the Fund’s Institutional Class and Investor Class had both underperformed its benchmark, the MSCI World Index, and the average return of its Morningstar World Allocation Category for the year-to-date, and the one-, three-, and five-year periods, and the Institutional Class also underperformed its benchmark and category for the ten-year period. The Trustees considered Pekin’s explanation that the Fund’s performance relative to its benchmark was negatively impacted by its value-oriented style and significant underinvestment in U.S. stocks, which have been outperforming international stocks for an extended period.

(iii)

Fee Rate and Profitability. The Trustees reviewed a fee and expense comparison for funds in the Fund’s Morningstar World Allocation Category, which indicated that the Fund’s gross management fee and net expenses are higher than the average and median for that group of funds, due in part to its smaller size and ESG mandate. The Trustees considered and found reasonable Pekin’s explanation that the amount of work required by its socially responsible investing strategy justifies the higher management fee.

The Trustees also considered a profitability analysis prepared by Pekin for its management of the Fund, which indicated that, both before and after the deduction of marketing expenses, Pekin is earning a profit as a result of managing the Fund. The Trustees determined that this profit was not excessive in light of the services provided to the Fund and based in part on their review of comparative profitability information from a Management Practice Inc. survey on the profitability of publicly-held investment advisers to mutual funds.

The Trustees also recalled their review of the Fund’s Administrative Services Plan at its February meeting and considered other potential benefits that Pekin may receive in connection with its management of the Fund, including third-party research obtained by soft dollars, which may be used to benefit the Fund along with Pekin’s other advisory clients. After considering the above information, the Trustees

51

MANAGEMENT AGREEMENT
RENEWAL – continued (Unaudited)

concluded that the current advisory fee for the Fund represents reasonable compensation in light of the nature and quality of Pekin’s services to the Fund, the fees paid by competitive mutual funds, and the profitability of Pekin’s services to the Fund.

(iv)

Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Pekin will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the size of the Fund and Pekin’s level of profitability in managing the Fund, Pekin is not realizing benefits from economies of scale in managing the Fund and therefore it is premature to reduce the management fee or introduce breakpoints at this time.

52

PRIVACY NOTICE

Rev: January 2020

FACTS	WHAT DOES APPLESEED FUND (THE “Fund”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances and account transactions

● transaction or loss history and purchase history

● checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (800) 470-1029

53

Who we are
Who is providing this notice?	Appleseed Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

● open an account or deposit money

● buy securities from us or sell securities to us

● make deposits or withdrawals from your account or provide account information

● give us your account information

● make a wire transfer

● tell us who receives the money

● tell us where to send the money

● show your government-issued ID

● show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes—information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Perkin Hardy Strauss, Inc., the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

54

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 470-1029 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (800) 470-1029 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

David R. Carson

Daniel J. Condon

Gary E. Hippenstiel

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Pekin Hardy Strauss, Inc.

161 N. Clark Street, Suite 2200

Chicago, IL 60601

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

151 N Franklin Street, Suite 575

Chicago, IL 60606

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

U.S. Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Channel Short Duration
Income Fund

(formerly, FCI Bond Fund)

Annual Report

September 30, 2020

Fund Adviser:

Channel Investment Partners LLC
4601 N. Fairfax Drive, Suite 1200
Arlington, VA 22203

Toll Free (877) 627-8504

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE –
(UNAUDITED)

Dear Shareholders:

Market Review

Wow. Simply, wow. We could reflect on any number of things over the last 12 months that drove the economy and financial markets, which are now two distinctly different things, but there is no way to capture the true essence and importance of everything happening at once. Bond yields, across asset classes, hit and remain near record lows while risk, as measured by equity market indices, is near record highs. Rather than discuss numerous events, data, and COVID-19, we can best sum up the last 12 months with a phrase: unprecedented Federal Reserve (the “Fed”) support.

On 9/30/19, the Fed Funds target was 1.75-2.00% and US 10-year treasury note closed at 1.666%. A year later, on 9/30/20, the Fed Funds target is 0.00-0.25% and the US 10-year treasury note closed at 0.685%, just off the record low close of 0.508% on 8/4/20. The multi-decade bond bull market remains intact since the 10-year treasury note closed at a record high of 15.842% on 9/30/81.

It is also worth noting that yields do not tell the whole story as with the massive Fed balance sheet expansion of recent years, especially as of late, the “shadow” Fed Funds rate with quantitative easing action is negative. We have observed that the Fed rate cuts have resulted in steeper yield curves while risk is bought, something that would normally occur as investors anticipate a return to future economic growth. The problem is that everything is relative and to steepen yield curves and push investors into risk, the Fed must continually increase their market influence at lower yields and higher asset class valuations. The 2/10’s treasury note curve steepened from 3.88 bps to 55.31 bps for the trailing 12-months as of 9/30/20 because the markets were already beginning to price in too many Fed rate hikes slowing the economy toward a recession prior to COVID-19 events.

Over the last year, the Fed has increased its balance sheet 77.87%, as of 9/30/20, to 7.104 trillion dollars! To fund these purchases, the US Department of Treasury must issue debt with the proceeds put into a trust for Fed use resulting in large treasury auctions. The US Treasury desires to issue longer maturities at the currently low rates but there is a limit to what the market can absorb without pushing rates significantly higher. It is a fine line to walk as if rates move up meaningfully out of the curve it will push increased debt issuance to the lower yielding shorter maturities just to be able to afford the coupon payments. The more and more the US is dependent upon financing deficit spending at low interest rates the more the Fed is backed into a corner of maintaining a Zero Interest

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE –
(UNAUDITED) – (continued)

Rate Policy (ZIRP) for an extended period of time, likely even as the economy picks up steam. For this reason, the Fed has indicated it will look for the economy to “run hot” before they consider raising rates. We should hope it can get that result because a ZIRP for years has failed to generate the GDP growth and inflation the Fed expects. This is also why, we believe, they have become vocal in getting fiscal policy support from Congress, an ever more difficult task.

Corporate credit spreads, an area of sector focus for us, have been on a wild ride that does not tell the real story when looking at the weighted average spreads of the US Credit Index on 9/30/19 and 9/30/20 of +109 and +128, respectively. Within that period, spreads got as tight as +89 bps on 1/22/20 and as wide as +341 bps on 3/23/20! Additionally, within the index, certain sectors such as Technology, Utilities, Metals and Mining and Banking have outperformed still weak sectors such as Oil Field Services, Gaming, and Aerospace and Defense. Within many sectors, there is a bifurcation of credit quality too. This is the environment where an active manager with strong credit expertise and a disciplined trading strategy can offer real value to fund shareholders.

Looking forward, we expect market volatility to subside from the previous 12 months yet remain elevated vs. prior years due to changes in investment flows, increased credit default concerns, ratings downgrades, renewed inflation expectations, and an ever-changing political landscape that can upend security valuations with the swipe of a pen. The current and future environment favors active management focused on risk adjusted returns while raising liquidity and volatility concerns for passive investment products highly exposed to the most indebted companies and record convexity risk (a bond’s price sensitivity to movement in an underlying yield curve) at such low interest rates.

Portfolio Overview

On August 1, 2020, Channel Investment Partners became the Advisor to the Channel Short Duration Income Fund (the “Fund”). Two changes of note to the Fund occurred with 1) the duration shortening from 4.0 years to 3.40 years and 2) a change in the corporate credit holdings, primarily reducing lower yielding, tight spread holdings in favor of higher yielding, wider spread holdings of both issuers and issues.

By simply selling some US Treasury Notes and Agency Mortgage-Backed Securities (MBS) we were able to make the duration change without meaningfully changing the portfolio composition yet move into a peer category best fitted for the strategy. The Fund has historically been managed like a short duration bond strategy while sitting

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE –
(UNAUDITED) – (continued)

just outside the respective category in an intermediate strategy category. This slight change into the short-term peer category maintains the integrity of past performance yet garners attention from new investors to grow assets under management (AUM).

The Fund, previously the FCI Bond Fund, benefitted from greater interest rate sensitivity during a falling interest rate environment. This was achieved by owning both US Treasuries and tighter spread higher quality corporate credit issues. Having captured about as much of the return we think is available for such positions, we increased fundamental and duration credit risk while reducing the interest rate risk. The Fund sold all MBS positions due to the low yields and debt structures and reallocated to corporate credit, adding to existing positions and establishing new positions. The result has been the realizing of previous gains and increasing book yield.

The emergence of COVID-19 certainly impacted the financial markets and the broad economy with an outsized immediate negative impact on specific sectors such as leisure, hospitality, and travel. Larger impacts such as office space utilization and technology shifts will take longer to play out but is playing out nonetheless resulting in many destroyed business models. One of several unique and differentiating things about Channel Investment Partners is the firm is specifically built around efficiencies, mobility, and transparency for a rapidly changing world. The FCI and Channel Investment Partners advisor change transaction was seamless, our investment processes and procedures saw no disruptions, and we were able to take advantage of market dislocations to opportunistically position the Fund for economic challenges ahead of our competitors. COVID-19 related events has served as a great test case for why Channel Investment Partners was formed and has proven to be highly prepared for the current and future market, economic, and industry challenges.

Performance

For the 12-month period ended September 30, 2020, the Fund’s total return was 5.92%, net of fees. This compares to the Bloomberg Barclays U.S. Intermediate Government/Credit Index total return of 6.12% for the same time period. For additional comparison, the Bloomberg Barclays U.S. 1-5 year Government/Credit Index total return was 4.72%, also for the same time period. A higher concentration to investment grade credit risk contributed to strong absolute performance while fund expenses detracted from relative performance. The Fund’s relative duration vs. respective benchmarks also contributed modestly to comparative under and outperformance.

INVESTMENT RESULTS – (UNAUDITED)

Average Annual Total Returns* (for the periods ended September 30, 2020)
	1 Year	5 Year	10 Year
Channel Short Duration Income Fund	5.92%	3.25%	2.81%
Bloomberg Barclays U.S. 1-5 Year Government/Credit Index**	4.89%	2.59%	2.09%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index***	6.32%	3.39%	2.91%

Total annual operating expenses, as disclosed in the Channel Short Duration Income Fund (the “Fund”) prospectus dated October 1, 2020 were 0.90% of average daily net assets. Channel Investment Partners LLC (the “Adviser”) contractually has agreed to waive its fee and to the extent necessary, reimburse certain Fund operating expenses so that the total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.95% of the Fund’s average daily net assets. The contractual agreement is in place through January 31, 2022. Prior to October 1, 2020, total operating expenses were capped at 0.80%. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Additional information pertaining to the Fund’s expense ratios as of September 30, 2020 can be found in the financial highlights.

INVESTMENT RESULTS – (UNAUDITED) – (continued)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Channel Short Duration Income Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (877) 627-8504.

*

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

**

The Bloomberg Barclays U.S. 1-5 Year Government/Credit Bond Index (the “U.S. 1-5 Year Government/Credit Bond Index”) is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The U.S. 1-5 Year Government/Credit Bond Index is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the U.S. 1-5 Year Government/Credit Bond Index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

***

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (the “U.S. Intermediate Government/Credit Bond Index”) is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The U.S. Intermediate Government/Credit Bond Index is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the U.S. Intermediate Government/Credit Bond Index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month end by calling (877) 627-8504.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

INVESTMENT RESULTS – (UNAUDITED) – (continued)

This graph shows the value of a hypothetical initial investment of $10,000 made on October 1, 2010 for the Fund and held through September 30, 2020. The Bloomberg Barclays U.S. 1-5 Year Government/Credit Bond Index and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index are widely recognized unmanaged indices of bond prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (877) 627-8504.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

FUND HOLDINGS – (UNAUDITED)

[1]	As a percent of net assets.

The investment objective of the Channel Short Duration Income Fund is total return, comprised of both income and capital appreciation.

Portfolio holdings are subject to change.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

CHANNEL SHORT DURATION INCOME FUND
SCHEDULE OF INVESTMENTS

September 30, 2020

CORPORATE BONDS – 70.92%	Principal Amount	Fair Value
Corporate Bonds – Domestic – 65.04%
Ally Financial, Inc., 1.45%, 10/2/2023	$500,000	$499,812
Ally Financial, Inc., 5.75%, 11/20/2025	250,000	280,731
American International Group, Inc., 2.50%, 6/30/2025	500,000	534,786
American Tower Corp., 2.90%, 1/15/2030	450,000	487,820
American Tower Corp., 2.10%, 6/15/2030	250,000	252,265
AT&T, Inc., 4.25%, 3/1/2027	450,000	523,043
B&G Foods, Inc., 5.25%, 4/1/2025	250,000	257,125
B&G Foods, Inc., 5.25%, 9/15/2027	250,000	261,065
Bank of America Corp., 3.95%, 4/21/2025	500,000	556,002
BNSF Funding Trust I, 6.61%, 12/15/2055 (3MO LIBOR + 235bps)(a)	200,000	228,599
Boeing Co. (The), 3.10%, 5/1/2026	550,000	549,066
Citigroup, Inc., 1.38%, 5/17/2024 (3MO LIBOR + 110bps)(a)	300,000	302,756
Citigroup, Inc., 4.40%, 6/10/2025	500,000	564,759
Delta Air Lines, Inc., 3.40%, 4/19/2021	500,000	498,093
Discover Financial Services, 5.20%, 4/27/2022	475,000	507,180
Enterprise Products Operating LLC., 2.80%, 1/31/2030	450,000	480,163
Ford Motor Credit Co., LLC, 5.88%, 8/2/2021	500,000	510,313
Ford Motor Credit Co., LLC, 3.37%, 11/17/2023	250,000	246,719
General Motors Financial Co., Inc., 1.82%, 1/14/2022 (3MO LIBOR + 155bps)(a)	200,000	201,057
General Motors Financial Co., Inc., 3.70%, 5/9/2023	500,000	522,862
Genworth Financial, Inc., 7.63%, 9/24/2021	450,000	450,704
Gilead Sciences, Inc., 3.65%, 3/1/2026	500,000	564,025
Goldman Sachs Group, Inc., 1.01%, 2/23/2023 (3MO LIBOR + 75bps)(a)	300,000	301,149
Huntington Bancshares, Inc., 2.55%, 2/4/2030	500,000	524,777
iHeartCommunications, Inc., 6.38%, 5/1/2026	500,000	521,825
JPMorgan Chase & Co., 1.49%, 10/24/2023 (3MO LIBOR + 123bps)(a)	1,000,000	1,015,867
Kinder Morgan, Inc., 4.30%, 6/1/2025	250,000	281,757
Manufacturers & Traders Trust Co., 3.40%, 8/17/2027	500,000	560,330

See accompanying notes which are an integral part of these financial statements.

CHANNEL SHORT DURATION INCOME FUND
SCHEDULE OF INVESTMENTS – (continued)

September 30, 2020

CORPORATE BONDS – 70.92% – continued	Principal Amount	Fair Value
Corporate Bonds – Domestic – 65.04% – continued
Masco Corp., 3.50%, 11/15/2027	$300,000	$336,262
Mizuho Financial Group, Inc., 0.88%, 5/25/2024	500,000	499,911
Mizuho Financial Group, Inc., 0.85%, 9/8/2024 (3MO LIBRO + 63 bps)(a)	250,000	249,477
Morgan Stanley, 1.46%, 5/8/2024 (3MO LIBOR + 122bps)(a)	500,000	505,845
Morgan Stanley, 4.35%, 9/8/2026	500,000	579,212
National Oilwell Varco, Inc., 2.60%, 12/1/2022	128,000	131,774
Newfield Exploration Co., 5.75%, 1/30/2022	300,000	299,965
Ovintiv, Inc., 3.90%, 11/15/2021	450,000	449,927
Pitney Bowes, Inc., 3.88%, 5/15/2022	300,000	298,055
Pitney Bowes, Inc., 4.70%, 4/1/2023	250,000	248,411
Synchrony Financial, 3.75%, 8/15/2021	170,000	173,474
TJX Cos, Inc. (The), 2.25%, 9/15/2026	500,000	532,980
Verizon Communications, Inc., 1.38%, 5/15/2025 (3MO LIBOR + 110bps)(a)	500,000	511,331
Verizon Communications, Inc., 4.13%, 3/16/2027	400,000	473,467
ViacomCBS, Inc., 4.75%, 5/15/2025	250,000	287,521
Wells Fargo & Co., 5.90%, Perpetual (3MO LIBOR + 311bps)(a)	150,000	153,812
Wells Fargo & Co., 3.00%, 4/22/2026	500,000	544,734
Wells Fargo Bank NA, 3.55%, 8/14/2023	550,000	595,749
Williams Cos., Inc. (The), 3.75%, 6/15/2027	400,000	439,195

TOTAL CORPORATE BONDS - DOMESTIC (Cost $19,514,819)		19,795,752

Corporate Bonds – Foreign – 5.88%

Corporate Bonds – Canada – 1.85%
Toronto-Dominion Bank (The), 3.63%, 9/15/2031	500,000	562,417

Corporate Bonds – Ireland – 2.43%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.15%, 2/15/2024	500,000	495,474
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.63%, 10/15/2027	250,000	242,497
		737,971

See accompanying notes which are an integral part of these financial statements.

CHANNEL SHORT DURATION INCOME FUND
SCHEDULE OF INVESTMENTS – (continued)

September 30, 2020

CORPORATE BONDS – 70.92% – continued	Principal Amount	Fair Value
Corporate Bonds – Luxembourg – 1.60%
Schlumberger Investment, 3.65%, 12/1/2023	$450,000	$484,558

TOTAL CORPORATE BONDS - FOREIGN (Cost $1,768,015)		1,784,946

TOTAL CORPORATE BONDS (Cost $21,282,834)		21,580,698

U.S. TREASURY OBLIGATIONS – 17.17%
United States Treasury Note, 0.13%, 8/31/2022	425,000	425,017
United States Treasury Note, 0.13%, 9/15/2023	230,000	229,811
United States Treasury Note, 0.25%, 9/30/2025	3,690,000	3,686,108
United States Treasury Note, 0.63%, 8/15/2030	890,000	885,620

TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,227,940)		5,226,556

MONEY MARKET FUNDS – 1.09%	Shares

Fidelity Investments Money Market Government Portfolio, Class I, 0.01%(b)	332,695	332,695

TOTAL MONEY MARKET FUNDS (Cost $332,695)		332,695
TOTAL INVESTMENTS – 89.18% (Cost $26,843,469)		27,139,949
Other Assets in Excess of Liabilities – 10.82%		3,292,252
NET ASSETS – 100.00%		$30,432,201

(a)	Variable rate security. The rate shown is the effective interest rate as of September 30, 2020. The benchmark on which the rate is calculated is shown parenthetically.

(b)	Rate disclosed is the seven day effective yield as of September 30, 2020.

See accompanying notes which are an integral part of these financial statements.

CHANNEL SHORT DURATION INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES

September 30, 2020

Assets
Investments in securities at fair value (cost $26,843,469)	$27,139,949
Receivable for fund shares sold	726
Receivable for investments sold	3,258,307
Dividends and interest receivable	186,812
Prepaid expenses	10,464
Total Assets	30,596,258
Liabilities
Payable for investments purchased	100,499
Payable for distribution to shareholders	31,032
Payable to Adviser	7,758
Payable to Administrator	6,122
Other accrued expenses	18,646
Total Liabilities	164,057
Net Assets	$30,432,201
Net Assets consist of:
Paid-in capital	28,097,532
Accumulated earnings	2,334,669
Net Assets	$30,432,201
Shares outstanding (unlimited number of shares authorized, no par value)	2,756,489
Net asset value (“NAV”), offering and redemption price per share(a)	$11.04

(a)	The Fund charges a 1.00% redemption fee on shares redeemed within 60 days or less of purchase. Shares are redeemed at the NAV if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

CHANNEL SHORT DURATION INCOME FUND
STATEMENT OF OPERATIONS

For the year ended September 30, 2020

Investment Income
Interest income	$942,638
Dividend income	9,071
Total investment income	951,709
Expenses
Adviser	150,734
Administration	29,500
Fund accounting	27,794
Legal	20,428
Audit and tax preparation	20,100
Trustee	12,930
Transfer agent	12,000
Chief Compliance services	11,291
Registration	8,809
Pricing	8,746
Report printing	6,500
Custodian	6,002
Insurance	2,341
Miscellaneous	19,613
Total expenses	336,788
Fees waived by Adviser	(35,678)
Net operating expenses	301,110
Net investment income	650,599

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	2,430,306
Net change in unrealized depreciation of investment securities	(883,255)
Net realized and change in unrealized gain on investments	1,547,051
Net increase in net assets resulting from operations	$2,197,650

See accompanying notes which are an integral part of these financial statements.

CHANNEL SHORT DURATION INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$650,599	$785,253
Net realized gain (loss) on investment securities transactions	2,430,306	(135,080)
Net change in unrealized appreciation (depreciation) of investment securities	(883,255)	2,113,737
Net increase in net assets resulting from operations	2,197,650	2,763,910
Distributions to Shareholders From:
Earnings	(694,955)	(784,333)
Total distributions	(694,955)	(784,333)
Capital Transactions
Proceeds from shares sold	2,756,089	3,061,310
Reinvestment of distributions	26,293	34,084
Amount paid for shares redeemed	(11,196,356)	(3,732,979)
Net decrease in net assets resulting from capital transactions	(8,413,974)	(637,585)
Total Increase (Decrease) in Net Assets	(6,911,279)	1,341,992
Net Assets
Beginning of year	37,343,480	36,001,488
End of year	$30,432,201	$37,343,480
Share Transactions
Shares sold	254,348	295,457
Shares issued in reinvestment of distributions	2,440	3,305
Shares redeemed	(1,018,245)	(362,385)
Net decrease in shares outstanding	(761,457)	(63,623)

See accompanying notes which are an integral part of these financial statements.

CHANNEL SHORT DURATION INCOME FUND
(For a share outstanding during each period)

	Year Ended September 30,
	2020		2019	2018	2017	2016
Selected Per Share Data:
Net asset value, beginning of year	$10.62		$10.05	$10.38	$10.58	$10.39
Investment operations:
Net investment income	0.19		0.22	0.21	0.20	0.20
Net realized and unrealized gain (loss)	0.43		0.57	(0.33)	(0.20)	0.19
Total from investment operations	0.62		0.79	(0.12)	—	0.39
Less distributions to shareholders from:
Net investment income	(0.20)		(0.22)	(0.21)	(0.20)	(0.20)
Total distributions	(0.20)		(0.22)	(0.21)	(0.20)	(0.20)
Paid in capital from redemption fees	—		—	—	— (a)	—
Net asset value, end of year	$11.04		$10.62	$10.05	$10.38	$10.58
Total Return(b)	5.92%		7.98%	(1.16)%	0.04%	3.78%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$30,432		$37,343	$36,001	$41,021	$41,458
Ratio of net expenses to average net assets	0.80%		0.80%	0.80%	0.80%	0.80%
Ratio of expenses to average net assets before reimbursement/recoupment	0.89%		0.90%	0.91%	0.88%	0.88%
Ratio of net investment income to average net assets	1.73%		2.16%	2.02%	1.92%	1.84%
Portfolio turnover rate	178	%(c)	18%	21%	39%	29%

(a)	Rounds to less than $0.005 per share.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Elevated portfolio turnover rate is due to adviser change during the fiscal year ended September 30, 2020.

See accompanying notes which are an integral part of these financial statements.

14

CHANNEL SHORT DURATION INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS

September 30, 2020

NOTE 1. ORGANIZATION

Channel Short Duration Income Fund, (formerly FCI Bond Fund) (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 13, 2005. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (“the Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on October 4, 2005. Effective August 1, 2020, the investment adviser to the Fund is Channel Investment Partners LLC (the “Adviser”). From commencement of operations through July 31, 2020, the investment adviser to the Fund was Financial Counselors, Inc. The Fund seeks to provide total return, comprised of both income and capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

In March 2017, FASB issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. ASU 2017-08 does not require an accounting change for securities held at a discount, which continue to accrete to maturity. ASU 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The Fund is complying with ASU 2017-08 and the impact is not deemed to be material.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of

15

CHANNEL SHORT DURATION INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2020

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended September 30, 2020, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method,

16

CHANNEL SHORT DURATION INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2020

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

if applicable. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, if any, at least annually. The Fund intends to distribute its net realized long-term and short-term capital gains, if any, annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable

17

CHANNEL SHORT DURATION INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2020

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS –
continued

inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides

18

CHANNEL SHORT DURATION INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2020

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

19

CHANNEL SHORT DURATION INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2020

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2020:

Assets	Level 1	Level 2	Level 3	Total
Domestic Corporate Bonds	$—	$19,795,752	$—	$19,795,752
Foreign Corporate Bonds	—	1,784,946	—	1,784,946
U.S. Treasury Obligations	—	5,226,556	—	5,226,556
Money Market Funds	332,695	—	—	332,695
Total	$332,695	$26,807,254	$—	$27,139,949

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.40% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2020, the Adviser earned fees of $24,806, from the Fund. Prior to August 1, 2020, Financial Counselors, Inc. (“FCI”) managed the Fund and earned fees of $125,928 for the period October 1, 2019 to July 31, 2020. At September 30, 2020, the Adviser was owed $7,758 from the Fund.

Effective October 1, 2020, the Adviser has agreed contractually to waive its management fee and/or reimburse expenses so that the Fund’s total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance

20

CHANNEL SHORT DURATION INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2020

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

with Rule 12b-1 under the Investment Company Act of 1940, as amended; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of Fund’s business, do not exceed 0.95% of the Fund’s average daily net assets through January 31, 2022. Prior to October 1, 2020, the expense cap was 0.80%.

Due to an assignment of rights from FCI to the Adviser, the Adviser also has the right to recoup fees waived and/or expenses reimbursed by FCI that are eligible for reimbursement in the three years following the date the particular waiver/expense payment occurred, if such recoupment can be achieved without exceeding the Annual Limit in effect at the time of the waiver/expense payment and any Annual Limit in effect at the time of the recoupment.

Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the applicable annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of recoupment. As of September 30, 2020, the Adviser may seek repayment of investment advisory fees waived and expense reimbursements pursuant to the aforementioned conditions, from the Fund no later than the dates stated below:

Recoverable through
September 30, 2021	$39,712
September 30, 2022	34,613
September 30, 2023	35,678

Ultimus Fund Solutions, LLC (the “Administrator”) provides the Fund with administration, fund accounting, transfer agent and compliance services, including all regulatory reporting. For fiscal year ended September 30, 2020, the Administrator

21

CHANNEL SHORT DURATION INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2020

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

earned fees of $29,500 for administration services, $27,794 for fund accounting services, $12,000 for transfer agent services, and $11,291 for compliance services. At September 30, 2020, the Fund owed the Administrator $6,122 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Each Trustee of the Trust receives annual compensation of $2,290 per fund from the Trust, except that the Independent Chairman of the Board, the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each receives annual compensation of $2,740 per fund from the Trust. Prior to January 1, 2020, these fees were $2,070 and $2,520 for non-chairmen and chairmen, respectively. Trustees also receive $1,000 for attending each special in-person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

One Trustee and certain officers of the Trust are employees of the Administrator or Ultimus Fund Distributors, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. The Distributor operates as a wholly-owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an officer or employee of the Administrator or the Distributor, are not paid by the Trust for services to the Fund.

22

CHANNEL SHORT DURATION INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2020

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2020, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Purchases
U.S. Government Obligations	$36,925,847
Other	24,681,310
Sales
U.S. Government Obligations	$46,615,245
Other	27,341,281

NOTE 6. FEDERAL TAX INFORMATION

At September 30, 2020, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$372,988
Gross unrealized depreciation	(76,738)
Net unrealized appreciation/(depreciation) on investments	$296,250
Tax cost of investments	$26,843,699

At September 30, 2020, the difference between book basis and tax basis unrealized appreciation (depreciation) was primarily attributable to wash sales.

The tax character of distributions paid for the fiscal years ended September 30, 2020 and September 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income(a)	$663,923	$784,333
Total distributions paid	$663,923	$784,333

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

23

CHANNEL SHORT DURATION INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2020

NOTE 6. FEDERAL TAX INFORMATION – continued

At September 30, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$424,582
Undistributed long term capital gains	1,644,869
Distributions payable	(31,032)
Unrealized appreciation on investments	296,250
Total accumulated earnings	$2,334,669

During the fiscal year ended September 30, 2020, the Fund utilized short-term capital loss carryforwards in the amount of $87,352 and long-term capital loss carryforwards in the amount of $302,767.

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 8. SUBSEQUENT EVENTS

As described in Note 4, effective October 1, 2020, the Adviser agreed to waive fees and reimburse certain Fund expenses so that total operating expenses do not exceed 0.95% of the Fund’s daily net assets. Prior to October 1, 2020, the expense cap was 0.80%.

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no other items requiring adjustment of the financial statements or additional disclosure.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders of Channel Short Duration Income Fund and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Channel Short Duration Income Fund (the “Fund”), a series of Unified Series Trust, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2006.

COHEN & COMPANY, LTD.
Chicago, Illinois
November 25, 2020

25

SUMMARY OF FUND EXPENSES – (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2020 through September 30, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period(a)	Annualized Expense Ratio
Actual	$1,000.00	$1,052.60	$4.11	0.80%
Hypothetical(b)	$1,000.00	$1,021.00	$4.04	0.80%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

26

SHAREHOLDER VOTING RESULTS – (UNAUDITED)

By written consent dated July 10, 2020, Peoples Bank, the beneficial owner of a majority of the Fund’s shares, and Midwest Trust Company, the record owner of those shares, as of the close of business on July 10, 2020, voted:

●	To approve a Management Agreement between the Trust, on behalf of the Fund, and Channel Investment Partners, LLC, as proposed;

●	To approve the assignment of the Operating Expense Limitation Agreement from Financial Counselors, Inc. to Channel Investment Partners LLC, as proposed; and

●	To approve changes to the investment strategies of the Fund, as proposed.

Shares Voted in Favor	Shares Voted Against or Abstain	Shares Needed to Approve
2,386,124 (69%*)	N/A (0.00%*)	Majority (more than 50%*)

*	as a percentage of the outstanding voting securities of the Fund

27

TRUSTEES AND OFFICERS – (UNAUDITED)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 - present), a Donor Advised Fund.

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Daniel J. Condon (1950) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, December 2002 to present

Current: Retired (2017 - present)

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company (2016); Chief Executive Officer of Standard Steel LLC (2011 - 2015); Director of Standard Steel Holdings Co., which owns Standard Steel LLC (2011 - 2016); Director of International Crankshaft Inc. (2004 - 2016).

28

TRUSTEES AND OFFICERS (UNAUDITED) – (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present	Current: President and founder of Hippenstiel Investment Counsel LLC (“Hippenstiel”) since 2008. Hippenstiel was registered as an investment adviser from 2008 to December 31, 2019.
Stephen A. Little (1946) Independent Trustee, December 2002 to present; Chairman, December 2004 to December 2016	Current: President and founder of The Rose, Inc., a registered investment adviser, since 1993.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 24 series.

29

TRUSTEES AND OFFICERS (UNAUDITED) – (continued)

The following table provides information regarding the interested Trustee and Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present; Interested Trustee, August 2020 to present	Current: SVP of Client Strategies of Ultimus Fund Solutions, LLC, since 2013.
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, since 2019.

Previous: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (2015 - 2019); Manager, Fund Administration, Huntington Asset Services, Inc. (2011 - 2015).

Elisabeth Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016. Previous: Attorney, Cincinnati, OH (2009 - 2016).
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since 2011.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

30

INVESTMENT ADVISORY AGREEMENT APPROVAL –
(UNAUDITED)

The Channel Short Duration Income Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, considered the approval of the Fund’s management agreement with its investment adviser, Channel Investment Partners LLC (“Channel”). The Board approved the management agreement, subject to shareholder approval. The shareholders of the Fund approved the agreement by written consent dated July 10, 2020.

The Board requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the management agreement.

The Trustees met via secure video network on May 14, 2020 and June 17, 2020 to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the management agreement between the Trust and Channel. At the Trustees’ quarterly meeting held in May 2020, and at a special meeting held on June 19, 2020, the Board interviewed certain executives of Channel, including Channel’s Managing Partner and Chief Investment Officer. After discussion, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Channel (the “Independent Trustees”), approved the management agreement between the Trust and Channel for an initial period of two years. The Trustees’ approval of the Fund’s new management agreement and recommendation that the shareholders approved the management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)    The Nature, Extent and Quality of Services. The Trustees discussed that Channel was established in 2020 and is registered with the SEC as an investment adviser. The Trustees reviewed the background information of Channel’s key investment personnel, taking into consideration their education and financial industry experience. They discussed Channel’s investment process and noted that Channel utilizes a research team to develop investment models based on quantitative analysis. They noted Channel intends to actively manage the Fund as a multi-sector bond fund, primarily focused on corporate credit. The Trustees expressed confidence in Channel’s ability to manage the Fund’s investment strategy and implement the changes discussed. They noted there are no regulatory concerns and that Channel has

31

INVESTMENT ADVISORY AGREEMENT APPROVAL –
(UNAUDITED) – (continued)

adopted appropriate compliance policies and procedures. The Trustees agreed that Channel has the ability to provide high quality service to the Fund for the benefit of shareholders.

(ii)    Fund Performance. The Trustees discussed Channel’s proposed changes to the Fund’s investment strategy. They also reviewed the prior performance of the portfolio manager for a fund with a similar strategy, which compared favorably to the benchmark for the 1, 5 and 10 years ended December 2015, the performance of the Fund under the current strategy, and concluded that Channel has the ability to maintain and/or increase the performance of the Fund.

(iii)    Fee Rate and Profitability. The Trustees considered Channel’s proposed management fee, with respect to the Fund, noting that the proposed management fee of 0.40% is the same as the current management fee and the same as the advisory fee charged by the portfolio manager on a Model Allocation Strategy. They noted the Fund’s management fee is also in the 56% of the Morningstar Intermediate Core Bond Category. The Trustees considered that Channel has proposed to cap expenses at 0.95% of the Fund’s net assets, which is a higher than the expense cap which is currently in place and at the high-end of the Morningstar Category, noting however that it is within the range of funds with a similar strategy. The Trustees considered Channel’s explanation that an increase of the current expense cap is necessary for Channel to have capital available for marketing to grow fund assets without the use of the 12b-1 fee. The intention is to scale the size of the Fund so that the shareholders benefit from economies of scale. Mr. Duch also noted that he expects the higher expense ratio may be offset by increased performance of high yield portfolio investments.

The Trustees noted that Channel did not expect to earn a profit from managing the Fund until the second year of the engagement. They also noted that the estimated Fund expenses are below the new expense cap and that recoupment would only be available during the three years since such waivers or reimbursements were incurred, and only after the Fund expenses are below 0.80% for any recoupments rights being assigned. Therefore, the Fund and its shareholders are in the same position with respect to potential recoupment as they are under the current agreement. The Trustees considered what other benefits Channel might receive from managing the Fund and noted Channel’s representation that it does not anticipate entering into soft-dollar arrangements on behalf of the Fund.

32

INVESTMENT ADVISORY AGREEMENT APPROVAL –
(UNAUDITED) – (continued)

After considering the above information, the Trustees concluded that the proposed management fee for the Fund represents reasonable compensation in light of the nature and quality of the services that Channel expects to provide to the Fund, the fees paid by comparable mutual funds, and the anticipated profitability of Channel’s services to the Fund.

(iv)    Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Channel will realize economies of scale as the Fund grows. The Trustees determined that, in light of the size of the Fund and Channel’s anticipated level of profitability in managing the Fund in the second year of advising the Fund, it does not appear that Channel will realize benefits from economies of scale in managing the Fund to such an extent that the management fee for the Fund should be reduced or that breakpoints in the management fee are necessary at this time.

33

Privacy Notice	Rev. August 2020

FACTS	WHAT DOES CHANNEL SHORT DURATION INCOME FUND (THE “Fund”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances and account transactions

● transaction or loss history and purchase history

● checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (877) 627-8504

34

Who we are
Who is providing this notice?	Channel Short Duration Income Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

● open an account or deposit money

● buy securities from us or sell securities to us

● make deposits or withdrawals from your account or provide account information

● give us your account information

● make a wire transfer

● tell us who receives the money

● tell us where to send the money

● show your government-issued ID

● show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes—information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Channel Investment Partners LLC, the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

35

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OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 627-8504 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (877) 627-8504 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

David R. Carson

Daniel J. Condon

Gary E. Hippenstiel

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Channel Investment Partners LLC

4601 N. Fairfax Drive, Suite 1200

Arlington, VA 22203

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

151 N Franklin Street, Suite 575

Chicago, IL 60606

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC
Member FINRA/SIPC

IRON FUNDS

ANNUAL REPORT

September 30, 2020

IRON Strategic Income Fund

Institutional Class	IFUNX
Investor Class	IRNIX

(877) 322-0575
WWW.IRONFUNDS.COM

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from the financial intermediary that services your shareholder account. Instead, the reports may be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may be eligible to elect to receive shareholder reports and other communications from the Fund or the financial intermediary that services your shareholder account electronically. If you would like to sign up for electronic delivery of shareholder communications, please contact the Fund or your financial intermediary for instructions.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling Shareholder Services at (877) 322-0575. If you hold your account with a financial intermediary, you will need to contact that intermediary or follow instructions included with this document to continue receiving paper copies of shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

IRON STRATEGIC INCOME FUND

Management Discussion of Fund Performance (Unaudited)

Dear Shareholders,

As we continue in this “new normal” environment of living with masks, we would like to thank our first responders for their dedication to the “better good” of society.

The Broader Economy

As for the economy, the Q2 GDP number released as of 7/30/2020 showed a drop of -9% from Q2 2019. This is after a drop of -31.4% from Q1 2020, a number not seen since the 1930s. The third quarter GDP report released 10/29/2020 showed a rebound of +33%. GDP is still down for 2020. Q3 ended with a September 2020 unemployment rate of 7.9%, which translates into over 10 million less people in the workforce then in February. In order to see solid growth in GDP, the U.S. needs to get as many people back to work as soon as possible.

We believe that the broader economy does look like it may be putting in a bottom. One of the indicators we like to look at when it comes to the broader economy is The Chemical Activity Barometer (CAB). The CAB has four main components, each consisting of a variety of indicators: 1) production; 2) equity prices; 3) product prices; and 4) inventories and other indicators. Because chemicals touch every part of the American economy, the CAB index tends to be a leading economic indicator. The CAB is down 4.3% year over year ending September 30, 2020, however, the index is up for the last 5 months in a row, month to month, indicating the economy may have bottomed.

Federal Reserve

In the Federal Reserve’s (the “Fed”) September Federal Open Market Committee Minutes, The Fed reiterated its asset purchase pledge to support markets at approximately $80 Billion per month. The Fed continues to target the Fed Funds rate range of 0%-0.25% for the foreseeable future. The Fed balance sheet grew $47 Billion in Q3 to over $7 Trillion and stands ready to buy assets as needed to combat the economic impact of COVID-19.

Interest Rates

With the Fed continuing to buy assets at a record pace, the low interest rate environment is expected to continue. The 10yr Treasury note settled below 0.75% every day during Q3.

The IRON Strategic Income Fund

The IRON Strategic Income Fund’s (“Fund”) Institutional Class shares returned +2.49% for the quarter and -3.04% for the fiscal year ended September 30, 2020. The Fund’s benchmark, the Credit Suisse Hedge Fund Index (“Benchmark”) had returns of 3.44% and 2.41% for the same respective periods. During the same

1

IRON STRATEGIC INCOME FUND

Management Discussion of Fund Performance (Unaudited) (continued)

periods, the Investor Class shares returned +2.47% and -3.31%. Covid-19 has had a major impact on American businesses. With state shutdowns and consumer’s fear of being in crowds, many companies have suffered significant drops in earnings, which in turn effects investors perception on the companies’ ability to make interest payments on their debt. Investor concern has caused a lot of volatility in 2020. The Fund’s exposure to only fixed income was the main contributor to the Fund’s underperformance for the quarter and fiscal year. The Benchmark, which has equity exposure, benefited from the run-up in equity prices.

The Fund continues to stand ready to swiftly adjust exposure as the unfolding ‘Great Health Crisis’ continues. During Q3 the Fund reduced HY credit exposure, raised cash and purchased Treasuries in an effort to moderate volatility. Our ongoing research has shown that a mixture of Treasuries and High Yield Corporate bonds behaves favorably by negatively correlating to each other during both economic expansions and contractions.

Our goal continues to remain nimble in an increasingly uncertain environment.

Thank you for your business.

We appreciate the opportunity to serve your investment needs.

2

IRON STRATEGIC INCOME FUND

Performance Results – (Unaudited)

Average Annual Total Returns (a) as of September 30, 2020
	One Year	Five Year	Ten Year	Since Inception (10/11/06)	Since Inception (2/2/09)
IRON Strategic Income Fund
Institutional Class	-3.04%	1.48%	2.30%	4.41%	N/A
Investor Class	-3.31%	1.14%	1.93%	N/A	4.58%
Credit Suisse Hedge Fund Index(b)	2.41%	2.76%	3.64%	4.01%	5.07%

Expense Ratios (c)
Institutional Class	Investor Class
1.25%	1.60%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on IRON Strategic Income Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (877) 322-0575.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(b)

The Credit Suisse Hedge Fund Index (the “Index”) is an asset weighted hedge fund index based only on funds with over $50 million under management, a 12-month track record and audited financial statements. The Index is calculated and rebalanced on a monthly basis, and reflects performance net of all hedge fund component performance fees and expenses. In addition, the “Since Inception” return for the Index is as of January 31, 2009 for the Investor Class. Individuals cannot invest directly in the Index. However, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios, which include acquired fund fees and expenses of 0.14% for each share class, are from the Fund’s prospectus dated January 28, 2020. Additional information pertaining to the Fund’s expense ratios as of September 30, 2020 can be found in the financial highlights, which do not include acquired fund fees and expenses.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month end by calling (877) 322-0575.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

3

IRON STRATEGIC INCOME FUND

Performance Results – (Unaudited) (continued)

This graph shows the value of a hypothetical investment of $10,000 made on September 30, 2010 for the Institutional Class and held through September 30, 2020. The Credit Suisse Hedge Fund Index is an asset-weighted hedge fund index based only on funds with over $50 million under management, a 12-month track record and audited financial statements. The index is calculated and rebalanced on a monthly basis and reflects performance net of all hedge fund component performance fees and expenses. Individuals cannot invest directly in the index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (877) 322-0575.

You should carefully consider the investment objectives, risks, charges and expenses of the fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

4

IRON STRATEGIC INCOME FUND

Fund Holdings – (Unaudited)

IRON Strategic Income Fund Holdings as of September 30, 2020(a)

(a)	As a percent of net assets.

The investment objective of the IRON Strategic Income Fund is to maximize total return. Total return is comprised of both income and capital appreciation.

Availability of Portfolio Schedules – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

5

IRON STRATEGIC INCOME FUND

Schedule of Investments	September 30, 2020

Corporate Bonds – 56.11%	Principal Amount	Fair Value
Communications – 11.21%
CenturyLink, Inc., 5.80%, 3/15/2022	$500,000	$516,588
Hughes Satellite Systems Corp., 7.63%, 6/15/2021	500,000	519,375
Netflix, Inc., 5.50%, 2/15/2022	500,000	525,000
Sinclair Television Group, Inc., 5.63%, 8/1/2024 (a)	500,000	498,437
Sprint Corp., 7.88%, 9/15/2023	500,000	575,312
Sprint Corp., 7.25%, 9/15/2021	500,000	523,750
T-Mobile USA, Inc., 4.00%, 4/15/2022	500,000	516,562
Townsquare Media, Inc., 6.50%, 4/1/2023 (a)	500,000	459,948
		4,134,972
Consumer Discretionary – 7.06%
Choice Hotels International, Inc., 5.75%, 7/1/2022	500,000	534,063
Sirius XM Radio, Inc., 3.88%, 8/1/2022 (a)	500,000	505,937
TRI Pointe Group, Inc., 5.88%, 6/15/2024	500,000	541,562
YUM! Brands, Inc., 3.75%, 11/1/2021	500,000	506,812
YUM! Brands, Inc., 5.00%, 6/1/2024 (a)	500,000	513,588
		2,601,962
Consumer Staples – 1.39%
B&G Foods, Inc., 5.25%, 4/1/2025	500,000	514,250

Energy – 5.39%
Montage Resources Corp., 8.88%, 7/15/2023	500,000	509,375
Murphy Oil Corp., 4.45%, 12/1/2022 (b)	500,000	491,400
Newfield Exploration Co., 5.75%, 1/30/2022	500,000	499,942
Southwest Energy Co., 6.20%, 1/23/2025 (b)	500,000	485,625
		1,986,342
Financials – 6.78%
Fly Leasing Ltd., 6.38%, 10/15/2021 (b)	500,000	501,172
Nielsen Finance LLC, 5.00%, 4/15/2022 (a)	500,000	501,750
Radian Group, Inc., 4.50%, 10/1/2024	500,000	497,600
Synovus Financial Corp., 5.75%, 12/15/2025	1,000,000	1,001,295
		2,501,817
Health Care – 1.37%
Encompass Health Corp., 5.13%, 3/15/2023	500,000	504,323

See accompanying notes which are an integral part of these financial statements.

6

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	September 30, 2020

Corporate Bonds (continued)	Principal Amount	Fair Value
Industrials – 6.53%
Great Lakes Dredge & Dock Corp., 8.00%, 5/15/2022	$500,000	$514,493
Meritor, Inc., 6.25%, 2/15/2024	500,000	511,822
Terex Corp., 5.63%, 2/1/2025 (a)	500,000	502,500
WESCO Distribution, Inc., 5.38%, 12/15/2021	500,000	501,137
XPO Logistics, Inc., 6.50%, 6/15/2022 (a)	375,000	376,772
		2,406,724
Materials – 8.28%
Allegheny Technologies Inc., 5.88%, 8/15/2023	500,000	512,607
Chemours Co. (The), 6.63%, 5/15/2023	1,000,000	1,014,500
Freeport-McMoRan, Inc., 3.55%, 3/1/2022	500,000	509,723
Louisiana-Pacific Corp., 4.88%, 9/15/2024	500,000	514,750
Mercer International, Inc., 6.50%, 2/1/2024 (c)	500,000	503,073
		3,054,653
Real Estate – 3.93%
CoreCivic, Inc., 4.63%, 5/1/2023	500,000	476,563
GEO Group, Inc. (The), 5.88%, 1/15/2022	1,000,000	971,695
		1,448,258
Technology – 4.17%
Donnelley Financial Solutions, Inc., 8.25%, 10/15/2024	500,000	525,573
NortonLifeLock, Inc., 5.00%, 4/15/2025 (a)	500,000	512,965
Pitney Bowes, Inc., 3.38%, 10/1/2021 (b)	500,000	500,157
		1,538,695
TOTAL CORPORATE BONDS (Cost $20,513,121)		20,691,996

U.S. Treasury Obligations – 32.79%
United States Treasury Note, 2.88%, 4/30/2025	10,800,000	12,094,734
TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,087,983)		12,094,734

Exchange-Traded Funds – 6.90%	Shares
Xtrackers USD High Yield Corporate Bond ETF (d)	52,900	$2,544,490
TOTAL EXCHANGE-TRADED FUNDS (Cost $2,579,764)		2,544,490

See accompanying notes which are an integral part of these financial statements.

7

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	September 30, 2020

Money Market Funds – 13.95%(e)	Shares	Fair Value
Federated Hermes Treasury Obligations Fund – Institutional shares, 0.02%	669,881	$669,881
Fidelity Institutional Money Market Treasury Only – Class I, 0.01%	669,881	669,881
First American Treasury Obligations Fund – Class Z, 0.02% (f)	3,134,581	3,134,581
Wells Fargo Treasury Plus Money Market Fund – Class I, 0.01%	669,881	669,881
TOTAL MONEY MARKET FUNDS (Cost $5,144,224)		5,144,224
TOTAL INVESTMENTS — 109.75% (Cost $40,325,092)		40,475,444
Liabilities in Excess of Other Assets — (9.75)%		(3,599,862)
NET ASSETS — 100.00%		$36,875,582

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total fair value of these securities as September 30, 2020 was $3,871,897, representing 10.50% of net assets.

(b)	Step bond. Coupon rate is fixed rate that changes on a specified date. The rate shown is the current rate at September 30, 2020.
(c)	Foreign corporate bond denominated in U.S. dollars.
(d)	All or a portion of the security was on loan as of September 30, 2020. The total value of securities on loan as of September 30, 2020 was $2,419,430.
(e)	Rate disclosed is the seven day effective yield as of September 30, 2020.
(f)

All or a portion of this security purchased with cash proceeds from securities on loan and serves as collateral for those securities as of September 30, 2020. The total value of collateral held for securities on loan was $2,464,700.

See accompanying notes which are an integral part of these financial statements.

8

IRON STRATEGIC INCOME FUND

Statement of Assets and Liabilities	September 30, 2020

Assets
Investments in securities at fair value (cost $40,325,092), including $2,419,430 of securities on loan	$40,475,444	(a)
Dividends and interest receivable	431,473
Prepaid expenses	15,560
Total Assets	40,922,477
Liabilities
Payable for investments purchased	1,515,415
Payable upon return of securities loaned	2,464,700
Payable to Adviser	19,748
Payable for 12b-1 fees, Investor Class	180
Payable for Administrative Services fees, Investor Class	21
Payable to Administrator	11,055
Other accrued expenses	35,776
Total Liabilities	4,046,895
Net Assets	$36,875,582

Net Assets consist of:
Paid-in capital	62,645,942
Accumulated deficit	(25,770,360)
Net Assets	$36,875,582
Net Assets: Institutional Class	$36,611,333
Shares outstanding (unlimited number of shares authorized, no par value)	3,827,803
Net asset value and offering price per share(b)	$9.56
Net Assets: Investor Class	$264,249
Shares outstanding (unlimited number of shares authorized, no par value)	27,366
Net asset value and offering price per share(b)	$9.66

(a)	Investments include securities purchased with cash proceeds from securities loaned.
(b)	The Fund charges a 1.00% redemption fee on shares redeemed within 30 days of purchase.

See accompanying notes which are an integral part of these financial statements.

9

IRON STRATEGIC INCOME FUND

Statement of Operations	For the Year Ended September 30, 2020

Investment Income
Dividend income	$485,217
Interest income	1,503,436
Income from securities loaned	3,793
Total investment income	1,992,446

Expenses
Adviser	299,389
Administration	47,003
Fund accounting	40,701
Registration	35,930
Transfer agent	30,000
Audit and tax preparation	24,599
Legal	20,869
Pricing	15,032
Report printing	13,955
Trustee	12,930
Compliance Services	12,000
Custodian	6,261
Insurance	3,512
12b-1, Investor Class	1,538
Administrative Services Plan, Investor Class	615
Miscellaneous	28,914
Total expenses	593,248
Net investment income	1,399,198

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized loss on:
Investment securities	(3,497,539)
Change in unrealized appreciation on:
Investment securities	32,502
Net realized and change in unrealized loss on investment securities	(3,465,037)
Net decrease in net assets resulting from operations	$(2,065,839)

See accompanying notes which are an integral part of these financial statements.

10

IRON STRATEGIC INCOME FUND

Statements of Changes in Net Assets

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$1,399,198	$2,418,426
Net realized loss on investment securities and futures contracts	(3,497,539)	(690,822)
Change in unrealized appreciation on investment securities and futures contracts	32,502	275,670
Net increase (decrease) in net assets resulting from operations	(2,065,839)	2,003,274

Distributions to Shareholders from Earnings:
Institutional Class	(1,392,370)	(2,418,191)
Investor Class	(16,341)	(37,407)
Total distributions	(1,408,711)	(2,455,598)

Capital Transactions – Institutional Class
Proceeds from shares sold	932,694	1,511,147
Reinvestment of distributions	1,386,752	2,401,091
Amount paid for shares redeemed	(18,984,780)	(17,683,956)
Proceeds from redemption fees(a)	57	37
Total – Institutional Class	(16,665,277)	(13,771,681)

Capital Transactions – Investor Class
Proceeds from shares sold	135,645	53,076
Reinvestment of distributions	15,655	36,325
Amount paid for shares redeemed	(649,219)	(760,385)
Proceeds from redemption fees(a)	1	18
Total – Investor Class	(497,918)	(670,966)
Net decrease in net assets resulting from capital transactions	(17,163,195)	(14,442,647)
Total decrease in net assets	(20,637,745)	(14,894,971)
Net Assets
Beginning of period	$57,513,327	$72,408,298
End of period	$36,875,582	$57,513,327

See accompanying notes which are an integral part of these financial statements.

11

IRON STRATEGIC INCOME FUND

Statements of Changes in Net Assets (continued)

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Shares Transactions – Institutional Class
Shares sold	93,206	149,015
Shares issued in reinvestment of distributions	143,630	237,158
Shares redeemed	(1,977,861)	(1,737,930)
Total – Institutional Class	(1,741,025)	(1,351,757)
Shares Transactions – Investor Class
Shares sold	13,267	5,165
Shares issued in reinvestment of distributions	1,593	3,568
Shares redeemed	(68,336)	(73,846)
Total – Investor Class	(53,476)	(65,113)
Net decrease in shares outstanding	(1,794,501)	(1,416,870)

(a)	The Fund charges a 1% redemption fee on shares redeemed within 30 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 30 calendar days.

See accompanying notes which are an integral part of these financial statements.

12

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IRON STRATEGIC INCOME FUND – Institutional Class

Financial Highlights
(For a share outstanding during each period)

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Selected Per Share Data:
Net asset value, beginning of year	$10.18	$10.24

Investment operations:
Net investment income(a)	0.31	0.41
Net realized and unrealized gain (loss)	(0.62)	(0.06)
Total from investment operations	(0.31)	0.35

Less distributions to shareholders:
From net investment income	(0.31)	(0.41)
From return of capital	—	—
Total distributions	(0.31)	(0.41)

Paid in capital from redemption fees	— (b)	— (b)

Net asset value, end of year	$9.56	$10.18

Total Return(c)	(3.04)%	3.50%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$36,611	$56,683
Ratio of net expenses to average net assets(d)	1.28%	1.11%
Ratio of net investment income to average net assets(a) (d)	3.04%	3.83%
Portfolio turnover rate(e)	448%	216%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Rounds to less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(d)	These ratios exclude the impact of income and expenses of the underlying funds in which the Fund invests.
(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND – Institutional Class

For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016

$10.55	$10.53	$10.46

0.31	0.32	0.32
(0.32)	0.03	0.07
(0.01)	0.35	0.39

(0.30)	(0.32)	(0.32)
—	(0.01)	—
(0.30)	(0.33)	(0.32)

— (b)	— (b)	— (b)

$10.24	$10.55	$10.53

(0.13)%	3.41%	3.85%

$70,901	$112,300	$135,780
1.35%	1.30%	1.28%
2.85%	2.93%	3.02%
600%	426%	673%

Financial Highlights
(For a share outstanding during each period)

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND – Investor Class

Financial Highlights
(For a share outstanding during each period)

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Selected Per Share Data:
Net asset value, beginning of year	$10.27	$10.33

Investment operations:
Net investment income(a)	0.30	0.40
Net realized and unrealized gain (loss)	(0.64)	(0.09)
Total from investment operations	(0.34)	0.31

Less distributions to shareholders:
From net investment income	(0.27)	(0.37)
From return of capital	—	—
Total distributions	(0.27)	(0.37)

Paid in capital from redemption fees	— (b)	— (b)

Net asset value, end of year	$9.66	$10.27

Total Return(c)	(3.31)%	3.08%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$264	$830
Ratio of net expenses to average net assets(d)	1.63%	1.46%
Ratio of net investment income to average net assets(a) (d)	2.79%	3.46%
Portfolio turnover rate(e)	448%	216%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Rounds to less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(d)	These ratios exclude the impact of income and expenses of the underlying funds in which the Fund invests.
(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND – Investor Class

Financial Highlights
(For a share outstanding during each period)

For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016

$10.63	$10.61	$10.54

0.29	0.29	0.30
(0.34)	0.02	0.06
(0.05)	0.31	0.36

(0.25)	(0.28)	(0.29)
—	(0.01)	—
(0.25)	(0.29)	(0.29)

— (b)	—	— (b)

$10.33	$10.63	$10.61

(0.42)%	3.01%	3.54%

$1,507	$5,318	$8,372
1.70%	1.65%	1.63%
2.45%	2.59%	2.67%
600%	426%	673%

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements	September 30, 2020

NOTE 1. ORGANIZATION

The IRON Strategic Income Fund (the “Fund”) is a diversified series of the Unified Series Trust (the “Trust”). The Fund commenced operations on October 11, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The investment adviser to the Fund is IRON Financial, LLC (the “Adviser”). The investment objective of the Fund is to maximize total return. Total return is comprised of both income and capital appreciation.

The Fund currently offers two classes of shares, Institutional Class and Investor Class. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the Board. The primary difference between the two classes is attributable to the distribution and administrative service fee arrangements for the Investor Class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

In March 2017, FASB issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. ASU 2017-08 does not require an accounting change for securities held at a discount, which continue to accrete to

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2020

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

maturity. ASU 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The Fund is complying with ASU 2017-08 and the impact is not deemed to be material.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended September 30, 2020, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations when incurred. During the fiscal year ended September 30, 2020, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire fund.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2020

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method, if applicable.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, if any, at least quarterly. The Fund intends to distribute its net realized long-term and short-term capital gains, if any, annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

For the fiscal year ended September 30, 2020, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Paid-In Capital	Accumulated Earnings (Deficit)
$(1)	$1

Security loans – Under the terms of the securities lending agreement with U.S. Bank N.A., the Fund may make loans of its portfolio securities (in an amount up to 25% of Fund net assets) to parties such as broker-dealers, banks, or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. Furthermore, loans will only be made if, in the judgment of the Adviser, the consideration to be earned

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2020

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

from such loans would justify the risk. In accordance with current positions of the staff of the U.S. Securities and Exchange Commission, a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the fair value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in fair value; (5) the fund may pay only reasonable fees in connection with the loan; and (6) the fund must be able to vote proxies on the securities loaned as deemed appropriate by its adviser, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation). Loans must be continuously secured by collateral equal to not less than 102% of the market value, marked-to-market daily, of the securities loaned.

As of September 30, 2020, the Fund loaned securities having a fair value of $2,419,430 and received $2,464,700 of cash collateral for the loan from the following counterparty: J.P. Morgan Securities, LLC. This cash was invested in money market funds.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2020

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities. In the event that the ending NAV for a mutual fund is unavailable at the end of day pricing

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2020

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

time, the Adviser may, in accordance with the Trust’s valuation policies, consider all appropriate factors in determining the fair value of the mutual fund. In such cases, the security will generally be categorized as a Level 2 security.

Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded, and when the market is considered active, will generally be classified as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2020

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2020:

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$20,691,996	$—	$20,691,996
Exchange-Traded Funds	2,544,490	—	—	2,544,490
Money Market Funds	5,144,224	—	—	5,144,224
U.S. Treasury Obligations	—	12,094,734	—	12,094,734
Total	$7,688,714	$32,786,730	$—	$40,475,444

The Funds did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. DERIVATIVE TRANSACTIONS

The Fund may use derivative instruments for any purpose consistent with their investment objectives including hedging or managing risk, or ensuring that the Fund’s portfolio maintains sufficient liquidity to meet potential redemptions by Fund shareholders. Derivative securities may be used to “lock-in” realized but unrecognized gains in the value of the Fund’s securities. Risk management strategies include, but are not limited to, facilitating the sale of securities, managing the effective maturity or duration of debt obligations in the Fund, or creating alternative exposure to debt securities. The Fund may also use derivatives to establish a position in the fixed income or equity markets as a substitute for buying, selling, or holding certain securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way to invest than traditional securities.

Futures Contracts – The Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging, managing risk or obtaining market exposure. The Fund may enter into futures contracts, including, but not limited to, interest rate, commodity and index futures. The Fund may also purchase and sell (write) covered and uncovered put and call options on futures contracts.

The purchase of futures contracts or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also purchase and sell interest rate futures contracts on a

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2020

NOTE 4. DERIVATIVE TRANSACTIONS – continued

short-term trading basis as a means of managing the duration of and interest rate exposure of the Fund. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Adviser believes it is more advantageous to the Fund than purchasing the futures contract.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. The change in unrealized net appreciation/(depreciation) is reported on the Statement of Operations. When a contract is closed, a realized gain or loss is reported on the Statement of Operations, equal to the difference between the opening and closing value of the contract. As of and during the year ended September 30, 2020, there were no derivative holdings outstanding.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.65% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2020, the Adviser earned fees of $299,389 from the Fund. At September 30, 2020, the Adviser was owed $19,748 from the Fund.

Ultimus Fund Solutions, LLC (the “Administrator”) provides the Fund with administration, fund accounting, transfer agent services and compliance services, including all regulatory reporting. For the fiscal year ended September 30, 2020, fees for administration, transfer agent, fund accounting and compliance services, and the amounts due to the Administrator at September 30, 2020 were as follows:

Administration	$47,003
Fund accounting	40,701
Transfer agent	30,000
Compliance Services	12,000
Payable to Administrator	11,055

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2020

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Each Trustee of the Trust receives annual compensation of $2,290 per fund from the Trust, except that the Independent Chairman of the Board, the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each receives annual compensation of $2,740 per fund from the Trust. Prior to January 1, 2020, these fees were $2,070 and $2,520 for non-chairmen and chairmen, respectively. Trustees also receive $1,000 for attending each special in-person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

One Trustee and certain officers of the Trust are employees of the Administrator or Ultimus Fund Distributors, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. The Distributor operates as a wholly-owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an officer or employee of the Administrator or the Distributor, are not paid by the Trust for services to the Fund.

The Trust, with respect to the Fund, has adopted a distribution plan (the “Plan”) for Investor Class shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Investor Class shares in connection with the promotion and distribution of Investor Class shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of the Fund, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 expenses”). The Fund or Adviser may pay all or a portion of these fees to any recipient who renders assistance in distributing or promoting the sale of Investor Class shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2020

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

objectives and to realize economies of scale. For the fiscal year ended September 30, 2020, the 12b-1 expenses incurred by the Fund Investor Class were $1,538. The Fund owed $180 for 12b-1 fees as of September 30, 2020.

The Fund has adopted an Administrative Services Plan with respect to Investor Class shares which the Fund pays an annual fee equal to 0.10% of the average daily net assets of the Fund’s Investor Class shares to the Adviser to compensate financial intermediaries who provide administrative services to the Investor Class shareholders pursuant to a written agreement with the Fund, the Fund’s distributor or the Adviser. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans and/or trust companies that provide administrative services to Investor Class shareholders.

For purposes of the Administrative Services Plan, administrative services include, but are not limited to (a) processing and issuing confirmations concerning orders to purchase, redeem and exchange Investor Class shares; (b) receiving and transmitting funds representing the purchase price or redemption proceeds of Investor Class shares; (c) forwarding shareholder communications such as prospectus updates, proxies and shareholder reports; (d) acting, or arranging for another party to act, as record holder and nominee of all Investor Class shares beneficially owned by the customers; (e) providing sub-accounting with respect to Investor Class shares of the Fund beneficially owned by the intermediary’s customers or the information necessary for sub-accounting, including establishing and maintaining individual accounts and records with respect to Investor Class shares owned by each customer; (f) providing periodic statements to each customer showing account balances and transactions during the relevant period; (g) processing dividend payments; (h) receiving, tabulating and transmitting proxies; (i) responding to customer inquiries relating to the Investor Class shares or the services; (j) providing the necessary computer hardware and software which links the intermediary’s systems to the Fund’s account management system; (k) providing software that aggregates the customer’s orders and establishes an order to purchase or redeem shares of the Fund based on established target levels for the customer’s demand deposit accounts; and (l) providing periodic statements showing a customer’s account balances and, to the extent practicable, integrating such information with other customer transactions; and (m) furnishing monthly and year-end statements and confirmations of purchases, exchanges and redemptions. For the fiscal year ended September 30, 2020, the Fund Investor class incurred $615 in Administrative Plan Fees. At September 30, 2020 the Fund owed the Adviser $21 for Administrative Services Plan Fees.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2020

NOTE 6. INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2020, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases
U.S. Government Obligations	$79,981,603
Other	106,465,157
Sales
U.S. Government Obligations	$—
Other	197,979,274

NOTE 7. FEDERAL TAX INFORMATION

At September 30, 2020, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$343,493
Gross unrealized depreciation	(587,386)
Net unrealized appreciation/(depreciation) on investments	$(243,893)
Tax cost of investments	$40,719,337

The tax character of distributions paid for the fiscal years ended September 30, 2020 and September 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income(a)	$1,408,711	$2,455,598
Total distributions paid	$1,408,711	$2,455,598

(a) Short-term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	$7,416
Accumulated Capital and Other Losses	(25,533,883)
Unrealized Depreciation on Investments	(243,893)
Total Accumulated Deficit	$(25,770,360)

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2020

NOTE 8. COMMITMENT AND CONTINGENCIES – continued

At September 30, 2020, the difference between book basis and tax basis unrealized appreciation (depreciation) was primarily attributable to wash sales.

As of September 30, 2020, the Fund had short-term and long-term capital loss carryforwards available to offset future gains, not subject to expiration, in the amount of $13,209,908 and $12,323,975, respectively.

NOTE 8. COMMITMENT AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

IRON STRATEGIC INCOME FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of IRON Strategic Income Fund and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of IRON Strategic Income Fund (the “Fund”), a series of Unified Series Trust, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2006.

COHEN & COMPANY, LTD.
Chicago, Illinois
November 25, 2020

IRON STRATEGIC INCOME FUND

Summary of Fund Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2020 through September 30, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

IRON STRATEGIC INCOME FUND

Summary of Fund Expenses – (Unaudited) (continued)

		Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional Class	Actual	$1,000.00	$ 1,058.70	$7.02	1.36%
	Hypothetical(b)	$1,000.00	$ 1,018.18	$6.88	1.36%
Investor Class	Actual	$1,000.00	$ 1,056.90	$8.80	1.71%
	Hypothetical(b)	$1,000.00	$ 1,016.45	$8.62	1.71%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.

IRON STRATEGIC INCOME FUND

Trustees and Officers (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 - present), a Donor Advised Fund.

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Daniel J. Condon (1950) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, December 2002 to present

Current: Retired (2017 - present)

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company (2016); Chief Executive Officer of Standard Steel LLC (2011 - 2015); Director of Standard Steel Holdings Co., which owns Standard Steel LLC (2011 - 2016); Director of International Crankshaft Inc. (2004 - 2016).

IRON STRATEGIC INCOME FUND

Trustees and Officers (Unaudited) (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present	Current: President and founder of Hippenstiel Investment Counsel LLC (“Hippenstiel”) since 2008. Hippenstiel was registered as an investment adviser from 2008 to December 31, 2019.
Stephen A. Little (1946) Independent Trustee, December 2002 to present; Chairman, December 2004 to December 2016	Current: President and founder of The Rose, Inc., a registered investment adviser, since 1993.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 24 series.

IRON STRATEGIC INCOME FUND

Trustees and Officers (Unaudited) (continued)

The following table provides information regarding the interested Trustee and Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present; Interested Trustee, August 2020 to present	Current: SVP of Client Strategies of Ultimus Fund Solutions, LLC, since 2013.
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, since 2019.

Previous: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (2015 - 2019); Manager, Fund Administration, Huntington Asset Services, Inc. (2011 - 2015).

Elisabeth Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016. Previous: Attorney, Cincinnati, OH (2009 - 2016).
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since 2011.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

IRON STRATEGIC INCOME FUND

Mangement Agreement Renewal (Unaudited)

The Iron Strategic Income Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, has considered the approval of the continuance of the Fund’s management agreement with its investment adviser, Iron Financial, LLC (“Iron”).

The Board requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the continuance of the management agreement.

The Trustees held a teleconference on May 14, 2020 to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the management agreement between the Trust and Iron. At the Trustees’ quarterly meeting held in May 2020, the Board interviewed certain executives of Iron, including Iron’s Chief Investment Officer and Portfolio Manager, and its Director, Portfolio Management and Trading. After discussion, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Iron (the “Independent Trustees”), approved the continuance of the management agreement between the Trust and Iron for an additional year. The Trustees’ approval of the continuance of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)

The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Iron provides to the Fund, which include, but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of Iron’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at Iron who provide services to the Fund. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by Iron to the Fund.

(ii)

Fund Performance. The Trustees next reviewed and discussed the Fund’s performance for periods ended March 31, 2020. The Trustees noted that the Fund underperformed its Morningstar Non-Traditional Bond category for the one-, three-, five- and 10-year periods. The Trustees

IRON STRATEGIC INCOME FUND

Mangement Agreement Renewal (Unaudited) (continued)

noted that the Fund also underperformed its benchmark, the Credit Suisse Hedge Fund Index, for the one-, three-, five- and 10-year periods. The Trustees noted that the Fund had outperformed its benchmark for the period since inception, and that Adviser’s representation that its goal is to manage the Fund to produce the best risk-adjusted returns over long-term market cycles. The Trustees further discussed the investment strategy and outlook with representations from Iron. It was the consensus of the Trustees that it was reasonable to conclude that Iron has the ability to manage the Fund successfully from a performance standpoint.

(iii)

Fee Rate and Profitability. The Trustees noted that the Fund’s gross management fee is above the median and equal to the average for funds in its Morningstar Non-Traditional Bond Category, that net expenses were above both the median and average, and both the management fee and expenses are within the range for the category. The Trustees also considered the profitability analysis prepared by Iron for management of the Fund, which showed that Iron is earning a profit from managing the Fund. The Trustees determined that this profit was not excessive, based in part on their review of comparative profitability information from a Management Practice Inc. survey on the profitability of publicly-held investment advisers to mutual funds.

The Trustees recalled their review of the Fund’s 12b-1 Plan at this meeting and Administrative Services Plan at its February meeting and considered other potential benefits that Iron may receive in connection with its management of the Fund. The Trustees noted Iron’s representation that it does not enter into soft dollar arrangements on behalf of the Fund. After considering the above information, the Trustees concluded that the current advisory fee for the Fund represents reasonable compensation in light of the nature and quality of Iron’s services to the Fund, the fees paid by competitive mutual funds, and the profitability of Iron’s services to the Fund.

(iv)

Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Iron will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the size of the Fund and Iron’s level of profitability in managing the Fund, it does not appear that Iron is realizing benefits from economies of scale in managing the Fund to such an extent that the management fee for the Fund should be reduced or that breakpoints in the advisory fee should be implemented at this time.

PRIVACY NOTICE

Rev. January 2020

FACTS	WHAT DOES IRON STRATEGIC INCOME FUND (THE “Fund”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances and account transactions

● transaction or loss history and purchase history

● checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (877) 322-0575

Who we are
Who is providing this notice?	IRON Strategic Income Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

● open an account or deposit money

● buy securities from us or sell securities to us

● make deposits or withdrawals from your account or provide account information

● give us your account information

● make a wire transfer

● tell us who receives the money

● tell us where to send the money

● show your government-issued ID

● show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes—information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● IRON Financial, LLC, the investment adviser to the Fund, could be deemed to be an affiliate.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

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OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 322-0575 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (877) 322-0575 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

David R. Carson

Daniel J. Condon

Gary E. Hippenstiel

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

IRON Financial, LLC

630 Dundee Road

Suite 200

Northbrook, IL 60062

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

151 N Franklin Street, Suite 575

Chicago, IL 60606

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)        Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

	Channel Fund:	FY 2020	$14,800
		FY 2019	$14,500

	Appleseed Fund:	FY 2020	$16,300
		FY 2019	$16,000

	Iron Strategic Income Fund:	FY 2020	$18,800
		FY 2019	$18,500

(b)	Audit-Related Fees

	Registrant
	Channel Fund:	FY 2020	$0
		FY 2019	$0

	Appleseed Fund:	FY 2020	$0
		FY 2019	$0

	Iron Strategic Income Fund:	FY 2020	$0
		FY 2019	$0

(c)	Tax Fees
	Registrant

	Channel Fund:	FY 2020	$3,300
		FY 2019	$3,000

	Appleseed Fund:	FY 2020	$3,800
		FY 2019	$3,500

	Iron Strategic Income Fund:	FY 2020	$3,800
		FY 2019	$3,500

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees
	Registrant

	FCI Bond Fund:	FY 2020	$0
		FY 2019	$0

	Appleseed Fund:	FY 2020	$0
		FY 2019	$0

	Iron Strategic Income Fund:	FY 2020	$0
		FY 2019	$0

Nature of the fees: Transfer Agency system conversion testing

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	All of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2020	$0	$0
FY 2019	$0	$0

(h)        Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)       Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)	(1)	Code is filed herewith

	(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

	(3)	Not Applicable

(b)		Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By	/s/ David R. Carson
David R. Carson, President

Date	11/30/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David R. Carson
David R. Carson, President

Date	11/30/2020

By	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date	11/30/2020